EXHIBIT 99.C

BHINNEKA TUNGGAL IKA REPUBLIK INDONESIA UNDANG-UNDANG BUKU I NOMOR 62 TAHUN 2024 TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2025

UNDANG-UNDANG BUKU I NOMOR 62 TAHUN 2024 TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2025

SALINAN PRESIDEN REPUEUK INDONESIA UNDANG-UNDANG REPUBLIK INDONESI.A NOMOR 62TAI[UN 2024 TENTANG ANGGARAN PENDAPATAN DAN BEI,ANJA NEGARA TAHUN ANGGARAN 2025 DENGAN RAHMATTUHAN YANG MAHA ESA PRESIDEN REPUBLIK INDONESIA, Menimbang a bahwa Anggaran Pendapatan dan Belanja Negara merupakan wujud dari pengelolaan keuangan negara yang dilaksanakan secara terbuka dan bertanggung jawab untuk sebesar-besamya kemakmuran rakyat; b bahwa Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2025 termuat dalam Undang- Undang tentang Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2025 yang disusun sesuai dengan kebutuhan penyelenggaraan pemerintahan negara dan kemampuan dalam menghimpun pendapatan negara dalam rangka mendukung terwujudnya perekonomian nasional berdasarkan demokrasi ekonomi dengan prinsip kebersamaan, efisiensi, berkeadilan, berkelanjutan, berwawasan lingkungan, kemandirian, serta dengan menjaga keseimbangan kemajuan dan kesatuan ekonomi nasional; c bahwa berdasarkan pertimbangan sebagaimana dimaksud dalam huruf a dan huruf b, serta melaksanakan ketentuan Pasal 23 ayat (l) Undang- Undang Dasar Negara Republik Indonesia Tahun 1945, perlu membentuk Undang-Undang tentang Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2025; Mengingat: . . . SK No236224A

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Mengingat :

1. Pasal 5 ayat (1), Pasal 20, Pasal 23 ayat (1) dan ayat (2), Pasal 31 ayat (4), dan Pasal 33 ayat (1), ayat (2), ayat (3), dan ayat (4) Undang-Undang Dasar Negara Republik Indonesia Tahun 1945;
2. Undang-Undang Nomor 17 Tahun 2003 tentang Keuangan Negara (Lembaran Negara Republik Indonesia Tahun 2003 Nomor 47, Tambahan Lembaran Negara Republik Indonesia Nomor 4286);
3. Undang-Undang Nomor 25 Tahun 2004 tentang Sistem Perencanaan Pembangunan Nasional (Lembaran Negara Republik Indonesia Tahun 2004 Nomor 104, Tambahan Lembaran Negara Republik Indonesia Nomor 4421);
4. Undang-Undang Nomor 17 Tahun 2014 tentang Majelis Permusyawaratan Rakyat, Dewan Perwakilan Rakyat, Dewan Perwakilan Daerah, dan Dewan Perwakilan Rakyat Daerah (Lembaran Negara Republik Indonesia Tahun 2014 Nomor 182, Tambahan Lembaran Negara Republik Indonesia Nomor 5568) sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 13 Tahun 2019 tentang Perubahan Ketiga atas Undang-Undang Nomor 17 Tahun 2014 tentang Majelis Permusyawaratan Rakyat, Dewan Perwakilan Rakyat, Dewan Perwakilan Daerah, dan Dewan Perwakilan Rakyat Daerah (Lembaran Negara Republik Indonesia Tahun 2019 Nomor 181, Tambahan Lembaran Negara Republik Indonesia Nomor 6396);
5. Undang-Undang Nomor 1 Tahun 2022 tentang Hubungan Keuangan antara Pemerintah Pusat dan Pemerintahan Daerah (Lembaran Negara Republik Indonesia Tahun 2022 Nomor 4, Tambahan Lembaran Negara Republik Indonesia Nomor 6757);

Dengan Persetujuan Bersama

DEWAN PERWAKILAN RAKYAT REPUBLIK INDONESIA

dan

PRESIDEN REPUBLIK INDONESIA

MEMUTUSKAN: . . .

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MEMUTUSKAN:

Menetapkan : UNDANG-UNDANG TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2025.

Pasal 1

Dalam Undang-Undang ini yang dimaksud dengan:

1. Anggaran Pendapatan dan Belanja Negara yang selanjutnya disingkat APBN adalah rencana keuangan tahunan pemerintahan negara yang disetujui oleh Dewan Perwakilan Rakyat.
2. Pendapatan Negara adalah hak Pemerintah Pusat yang diakui sebagai penambah kekayaan bersih yang terdiri atas Penerimaan Perpajakan, Penerimaan Negara Bukan Pajak, dan Penerimaan Hibah.
3. Penerimaan Perpajakan adalah semua penerimaan negara yang terdiri atas pendapatan pajak dalam negeri dan pendapatan pajak perdagangan internasional.
4. Pendapatan Pajak Dalam Negeri adalah semua penerimaan negara yang berasal dari pendapatan pajak penghasilan, pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah, pendapatan pajak bumi dan bangunan, pendapatan cukai, dan pendapatan pajak lainnya.
5. Pendapatan Pajak Perdagangan Internasional adalah semua penerimaan negara yang berasal dari pendapatan bea masuk dan pendapatan bea keluar.
6. Penerimaan Negara Bukan Pajak yang selanjutnya disingkat PNBP adalah pungutan yang dibayar oleh orang pribadi atau badan dengan memperoleh manfaat langsung maupun tidak langsung atas layanan atau pemanfaatan sumber daya dan hak yang diperoleh Negara, berdasarkan peraturan perundang-undangan yang menjadi penerimaan Pemerintah Pusat di luar penerimaan perpajakan dan hibah dan dikelola dalam mekanisme anggaran pendapatan dan belanja negara.

7. Penerimaan . . .

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7. Penerimaan Hibah adalah semua penerimaan negara baik dalam bentuk devisa dan/atau devisa yang dirupiahkan, rupiah, jasa, dan/atau surat berharga yang diperoleh dari pemberi hibah yang tidak perlu dibayar kembali dan yang tidak mengikat, baik yang berasal dari dalam negeri maupun dari luar negeri.

8. Belanja Negara adalah kewajiban Pemerintah Pusat yang diakui sebagai pengurang nilai kekayaan bersih yang terdiri atas belanja Pemerintah Pusat dan Transfer ke Daerah.

9. Belanja Pemerintah Pusat Menurut Fungsi adalah belanja Pemerintah Pusat yang digunakan untuk menjalankan fungsi kepemerintahan yang dilaksanakan untuk mencapai tujuan pembangunan nasional sesuai dengan ketentuan peraturan perundang-undangan di bidang keuangan negara.

10. Belanja Pemerintah Pusat Menurut Organisasi adalah belanja Pemerintah Pusat yang dialokasikan kepada kementerian/lembaga dan Bendahara Umum Negara.

11. Belanja Pemerintah Pusat Menurut Program adalah belanja Pemerintah Pusat yang dialokasikan untuk mencapai hasil *(outcome)* tertentu pada Bagian Anggaran kementerian/lembaga dan Bagian Anggaran Bendahara Umum Negara.

12. Program Pengelolaan Subsidi adalah pemberian dukungan dalam bentuk pengalokasian anggaran kepada perusahaan negara, lembaga pemerintah, atau pihak ketiga berdasarkan peraturan perundang-undangan yang berlaku untuk menyediakan barang atau jasa yang bersifat strategis atau menguasai hajat hidup orang banyak, dan/atau disalurkan langsung kepada penerima manfaat, sesuai kemampuan keuangan negara.

13. Daerah Otonom yang selanjutnya disebut Daerah adalah kesatuan masyarakat hukum yang mempunyai batas-batas wilayah yang berwenang mengatur dan mengurus urusan pemerintahan dan kepentingan masyarakat setempat menurut prakarsa sendiri berdasarkan aspirasi masyarakat dalam sistem Negara Kesatuan Republik Indonesia.

14. Urusan . . .

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14. Urusan Pemerintahan adalah kekuasaan pemerintahan yang menjadi kewenangan Presiden yang pelaksanaannya dilakukan oleh kementerian dan penyelenggara Pemerintahan Daerah untuk melindungi, melayani, memberdayakan, dan menyejahterakan masyarakat.

15. Transfer ke Daerah yang selanjutnya disingkat TKD adalah dana yang bersumber dari APBN dan merupakan bagian dari Belanja Negara yang dialokasikan dan disalurkan kepada Daerah untuk dikelola oleh Daerah dalam rangka mendanai penyelenggaraan Urusan Pemerintahan yang menjadi kewenangan Daerah.

16. Dana Bagi Hasil yang selanjutnya disingkat DBH adalah bagian dari TKD yang dialokasikan berdasarkan persentase atas pendapatan tertentu dalam APBN dan kinerja tertentu, yang dibagikan kepada Daerah penghasil dengan tujuan untuk mengurangi ketimpangan fiskal antara Pemerintah dan Daerah, serta kepada Daerah lain *non*-penghasil dalam rangka menanggulangi eksternalitas negatif dan/atau meningkatkan pemerataan dalam satu wilayah.

17. Dana Alokasi Umum yang selanjutnya disingkat DAU adalah bagian dari TKD yang dialokasikan dengan tujuan mengurangi ketimpangan kemampuan keuangan dan layanan publik antardaerah.

18. Dana Alokasi Khusus yang selanjutnya disingkat DAK adalah bagian dari TKD yang dialokasikan dengan tujuan untuk mendanai program, kegiatan, dan/atau kebijakan tertentu yang menjadi prioritas nasional dan membantu operasionalisasi layanan publik, yang penggunaannya telah ditentukan oleh Pemerintah.

19. Dana Otonomi Khusus adalah bagian dari TKD yang dialokasikan kepada Daerah tertentu untuk mendanai pelaksanaan otonomi khusus sebagaimana ditetapkan dalam Undang-Undang mengenai otonomi khusus.

20. Dana . . .

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20. Dana Tambahan Infrastruktur Dalam Rangka Otonomi Khusus bagi provinsi-provinsi di wilayah Papua yang selanjutnya disingkat DTI adalah dana tambahan dalam rangka pelaksanaan Otonomi Khusus yang besarannya ditetapkan antara Pemerintah dan Dewan Perwakilan Rakyat yang diberikan berdasarkan usulan Provinsi pada setiap tahun anggaran yang ditujukan untuk pendanaan pembangunan infrastruktur perhubungan, energi listrik, air bersih, telekomunikasi, dan sanitasi lingkungan.

21. Dana Keistimewaan Daerah Istimewa Yogyakarta yang selanjutnya disebut Dana Keistimewaan adalah bagian dari TKD yang dialokasikan untuk mendukung urusan keistimewaan Daerah Istimewa Yogyakarta, sebagaimana ditetapkan dalam Undang-Undang mengenai keistimewaan Yogyakarta.

22. Dana Desa adalah bagian dari TKD yang diperuntukkan bagi desa dengan tujuan untuk mendukung pendanaan penyelenggaraan pemerintahan, pelaksanaan pembangunan, pemberdayaan masyarakat, dan kemasyarakatan.

23. Dana Insentif Fiskal adalah dana yang bersumber dari APBN yang diberikan kepada Daerah atas pencapaian kinerja berdasarkan kriteria tertentu berupa perbaikan dan/atau pencapaian kinerja pemerintah daerah dapat berupa pengelolaan keuangan Daerah, pelayanan umum pemerintahan, dan pelayanan dasar yang mendukung kebijakan strategis nasional dan/atau pelaksanaan kebijakan fiskal nasional.

24. Pembiayaan Anggaran adalah setiap penerimaan yang perlu dibayar kembali, penerimaan kembali atas pengeluaran pembiayaan tahun-tahun anggaran sebelumnya, pengeluaran kembali atas penerimaan pembiayaan tahun-tahun anggaran sebelumnya, penggunaan saldo anggaran lebih, dan/atau pengeluaran yang akan diterima kembali, baik pada tahun anggaran yang bersangkutan maupun tahun-tahun anggaran berikutnya.

25. Sisa . . .

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25. Sisa Lebih Pembiayaan Anggaran yang selanjutnya disebut SiLPA adalah selisih lebih antara realisasi pendapatan dan belanja, serta penerimaan dan pengeluaran pembiayaan dalam APBN selama satu periode pelaporan.

26. Saldo Anggaran Lebih yang selanjutnya disingkat SAL adalah akumulasi neto dari SiLPA dan Sisa Kurang Pembiayaan Anggaran tahun-tahun anggaran yang lalu dan tahun anggaran yang bersangkutan setelah ditutup, ditambah/dikurangi dengan koreksi pembukuan.

27. Surat Berharga Negara yang selanjutnya disingkat SBN meliputi surat utang negara dan surat berharga syariah negara.

28. Surat Utang Negara yang selanjutnya disingkat SUN adalah surat berharga berupa surat pengakuan utang dalam mata uang rupiah maupun valuta asing yang dijamin pembayaran bunga dan pokoknya oleh Negara Republik Indonesia sesuai dengan masa berlakunya.

29. Surat Berharga Syariah Negara yang selanjutnya disingkat SBSN atau dapat disebut sukuk negara adalah SBN yang diterbitkan berdasarkan prinsip syariah, sebagai bukti atas bagian penyertaan terhadap aset SBSN, baik dalam mata uang rupiah maupun valuta asing.

30. Barang Milik Negara yang selanjutnya disingkat BMN adalah semua barang yang dibeli atau diperoleh atas beban APBN atau berasal dari perolehan lainnya yang sah.

31. Penyertaan Modal Negara yang selanjutnya disingkat PMN adalah pemisahan kekayaan negara dari APBN untuk dijadikan sebagai modal Perusahaan Negara dan/atau Perseroan Terbatas lainnya serta Lembaga/Badan Lainnya, yang pengelolaannya dilakukan secara korporasi.

32. Investasi Pemerintah adalah penempatan sejumlah dana dan/atau aset keuangan dalam jangka panjang untuk investasi dalam bentuk saham, surat utang, dan/atau investasi langsung guna memperoleh manfaat ekonomi, dan/atau sosial, dan/atau manfaat lainnya bagi sebesar-besarnya kemakmuran rakyat.

33. Dana . . .

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33. Dana Bergulir adalah dana yang dikelola oleh Badan Layanan Umum tertentu untuk dipinjamkan dan digulirkan kepada masyarakat/lembaga dengan tujuan untuk meningkatkan ekonomi rakyat dan tujuan lainnya.

34. Pinjaman Dalam Negeri adalah setiap pinjaman oleh Pemerintah yang diperoleh dari pemberi pinjaman dalam negeri yang harus dibayar kembali dengan persyaratan tertentu, sesuai dengan masa berlakunya.

35. Kewajiban Penjaminan adalah kewajiban yang menjadi beban Pemerintah akibat pemberian jaminan kepada kementerian/lembaga, pemerintah daerah, Badan Usaha Milik Negara, Badan Usaha Milik Daerah, dan pelaku usaha dalam program pemulihan ekonomi nasional, dalam hal kementerian/lembaga, pemerintah daerah, Badan Usaha Milik Negara, Badan Usaha Milik Daerah, dan pelaku usaha dalam program pemulihan ekonomi nasional, dimaksud tidak dapat memenuhi kewajibannya kepada kreditur dan/atau badan usaha sesuai perjanjian pinjaman atau perjanjian kerja sama.

36. Pinjaman Luar Negeri Neto adalah semua pembiayaan yang berasal dari penarikan pinjaman luar negeri yang terdiri atas pinjaman tunai dan pinjaman kegiatan dikurangi dengan pembayaran cicilan pokok pinjaman luar negeri.

37. Pinjaman Tunai adalah pinjaman luar negeri dalam bentuk devisa dan/atau rupiah yang digunakan untuk pembiayaan defisit APBN dan pengelolaan portofolio utang.

38. Pinjaman Kegiatan adalah pinjaman luar negeri yang digunakan untuk pembiayaan kegiatan tertentu kementerian/lembaga, pinjaman yang diteruspinjamkan kepada pemerintah daerah dan/atau Badan Usaha Milik Negara, dan pinjaman yang diterushibahkan kepada pemerintah daerah.

39. Pemberian Pinjaman adalah pinjaman Pemerintah Pusat kepada pemerintah daerah, Badan Usaha Milik Negara, Lembaga, dan/atau badan lainnya yang harus dibayar kembali dengan ketentuan dan persyaratan tertentu.

40. Anggaran . . .

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PRESIDEN REPUBLIK INDONESIA -9- 40. Anggaran Pendidikan adalah alokasi angg.rran pendidikan termasuk sumber daya keuangan yang disediakan melalui kementerian/lembaga, nonkementerian/lembaga, TKD, dan pengeluaran pembiayaan, untuk menyelenggarakan dan mengelola pendidikan dan pelatihan yang menjadi tanggung jawab pemerintah, termasuk gaji pendidik. 41. Persentase Anggaran Pendidikan adalah perbandingan alokasi anggaran pendidikan terhadap total anggaran belanja negara pada saat Undang- Undang mengenai APBN ditetapkan. 42. Tahun Anggaran 2025 adaiah masa 1 (satu) tahun terhitung mulai dari tanggal 1 Januari 2025 sampai dengan tanggal 31 Desember 2O25. Pasal 2 APBN terdiri atas anggaran Pendapatan Negara, €rnggaran Belanja Negara, dan Pembiayaan Anggaran. Pasal 3 Anggaran Pendapatan Negara Tahun Anggaran 2025 direncanakan sebesar RpS.OOS. 127.683.257.000,00 (tiga kuadriliun lima triliun seratus dua puluh tujuh miliar enam ratus delapan puluh tiga juta dua ratus lima puluh tqluh ribu rupiah), yang diperoleh dari sumber: a. PenerimaanPerpajakan; b. PNBP; dan c. Penerimaan Hibah. Pasal 4 (1) Penerimaan Perpajakan sebagaimana dimaksud dalam Pasal 3 huruf a direncanakan sebesar Rp2.490.911.571.145.000,00 (dua kuadriliun empat ratus sembilan puluh triliun sembilan ratus sebelas miliar lima ratus tujuh puluh satu juta seratus empat puluh lima ribu rupiah), terdiri atas: a. Pendapatan . . . SK No210949A

PRESIDEN REPIJBLIK INDONESIA -10- Pendapatan Pajak Dalam Negeri; dan Pendapatan Pajak Perdagangaa Intemasional, 12) Pendapatan Pajak Dalam Negeri sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp2.433.505.588.870.000,O0 (dua kuadriliun empat ratus tiga puluh tiga triliun lima ratus lima miliar lima ratus delapan puluh delapan juta delapan ratus tujuh puluh ribu rupiah), terdiri atas: a. pendapatan pajak penghasilan; b. pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah; c. pendapatan pajak bumi dan bangunan; d. pendapatan cukai; dan e. pendapatan pajak lainnya. (3) pajak penghasilan sebagaimana dimaksud pada ayat (2) huruf a direncanakan sebesar Rp|.2O9.278.861.976.000,00 (satu kuadriliun dua ratus sembilan triliun dua ratus tqjuh puluh delapan miliar delapan ratus enam puluh satu juta sembilan ratus tujuh puluh enam ribu rupiah) yang di dalamnya termasuk pajak penghasilan ditanggung Pemerintah atas: a, komoditas panas bumi sebesar Rp2.91l.630.730.000,00 (dua triliun sembilan ratus sebelas miliar enam ratus tiga puluh juta tujuh ratus tiga puluh ribu rupiah) yang diatur dengan Peraturan Menteri Keuangan; dan bunga, imbal hasil, dan penghasilan pihak ketiga atas jasa yang diberikan kepada Pemerintah atau pihak lain yang mendapat penugasan sesuai dengan ketentuan peraturan perundangundangan dalam rangka penerbitan dan/ atau pembelian kembali SBN di pasar intemasional, tetapi tidak termasuk jasa konsultan hukum lokal, sebesar Rp5.254.139.310.000,00 (tima triliun dua ratus lima puluh empat miliar seratus tiga puluh sembilan juta tiga ratus sepuluh ribu rupiah) yang diatur dengan a. b. b SK No 210963 A Peraturan Menteri Keuangan. (4) Pendapatan . . .

PRESIDEN REPUELIK INDONESIA - 11- (4) Pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah sebagaimana dimaksud pada ayat (2) huruf b direncanakan sebesar Rp945.120.626.363.000,00 (sembilan ratus empat puluh lima triliun seratus dua puluh miliar enam ratus dua puluh enam juta tiga ratus enam puluh tiga ribu rupiah). (5) Pendapatan pajak bumi dan bangunan sebagaimana dimaksud pada ayat (2) huruf c direncanakan sebesar Rp27.111.788.827.000,00 (dua puluh tqiuh triliun seratus sebelas miliar tujuh ratus delapan puluh delapan juta delapan ratus dua puluh tqiuh ribu rupiah). (6) Pendapatan cukai sebagaimana dimaksud pada ayat (2) huruf d berasal dari pengenaan atas barang kena cukai yang meliputi: a. hasil tembakau; b. minuman yang mengandung etil alkohol; c. etil alkohol atau etanol; dan d. minuman berpemanis dalam kemasan, yang jumlah besarannya direncanakan sebesar Rp244.198.429.O82.000,00 (dua ratus empat puluh empat triliun seratus sembilan puluh delapan miliar empat ratus dua puluh sembilan juta delapan puluh dua ribu rupiah). {71 Pendapatan pajak lainnya sslagaimana dimaksud pada ayat (21 huruf e direncanakan sebesar Rp7.795.882.622.OOO,O0 (tujuh triliun tujuh ratus sembilan puluh lima miliar delapan ratus delapan puluh dua juta enam ratus dua puluh dua ribu rupiah). (8) Pendapatan Pajak Perdagangan Internasional sebasaimana dimaksud pada ayat (U huruf b direncanakan sebesar Rp57.405.982.275.OO0,00 (lima puluh tujuh triliun empat ratus lima miliar sembilan ratus delapan puluh dua juta dua ratus tujuh puluh lima ribu rupiah), terdiri atas: a. pendapatan . . . SK No2l0962A

PRESIDEN REPUBLIK INDONESIA -12- a. pendapatan bea masuk; dan b. pendapatan bea keluar. (9) Pendapatan bea masuk sebagaimana dimaksud pada ayat (8) huruf a direncanakan sebesar Rp52.935.411.021.O00,0O (lima puluh dua triliun sembilan ratus tiga puluh lima miliar empat ratus sebelas juta dua puluh satu ribu rupiah), (10) Pendapatan bea keluar sebagaimana dimaksud pada ayat (8) huruf b direncanakan sebesar Rp4.47O.57 L.2S4.OOO,OO (empat triliun empat ratus tujuh puluh miliar lima ratus tujuh puluh satu juta dua ratus lima puluh empat ribu rupiah). (11) Ketentuan lebih lanjut mengenai rincian Penerimaan Perpajakan Tahun Anggaran 2025 sebagaimana dimaksud pada ayat (2) dan ayat (8) diatur dalam Peraturan Presiden. Pasal 5 (1) PNBP sebagaimana dimaksud dalam Pasal 3 huruf b direncanakan sebesar RpS13.635.052.112.O0O,00 (lima ratus tiga belas triliun enam ratus tiga puluh lima miliar lima puluh dua juta seratus dua belas ribu rupiah), terdiri atas: a, pendapatan sumber daya alam; b. pendapatan dari Kekayaan Negara Dipisahkan; c. pendapatan PNBP lainnya; dan d. pendapatan Badan Layanan Umum. (21 Pendapatan sumber daya alam sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp217.96a.185.573.000,00 (dua ratus tujuh belas triliun sembilan ratus enam puluh empat miliar seratus delapan puluh lima juta lima ratus tujuh puluh tiga ribu rupiah), terdiri atas: a. pendapatan sumber daya alam minyak bumi dan gas bumi; dan b. pendapatan. . . SK No 210945 A

PRESIDEN REPUBLIK INDONESIA -13- b. pendapatan sumber daya alam non-minyak bumi dan gas bumi. (3) Pendapatan dari Kekayaan Negara Dipisahkan sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp9O.O0O.OOO.0OO.OO0,O0 (sembilan puluh triliun rupiah). (4) Pendapatan PNBP lainnya sebagaimana dimaksud pada ayat (1) huruf c direncanakan sebesar RpL27 .7 4L.396.429.O0O,00 (seratus dua puluh tujuh triliun tqluh ratus empat puluh satu miliar tiga ratus sembilan puluh enam juta empat ratus dua puluh sembilan ribu rupiah). (5) Pendapatan Badan Layanan Umum sebagaimana dimaksud pada ayat (1) huruf d direncanakan sebesar Rp77.929.47O. I 10.OOO,OO (tqjuh puluh tqiuh triliun sembilan ratus dua puluh sembilan miliar empat ratus tujuh puluh juta seratus sepuluh ribu rupiah). (6) Ketentuan lebih lanjut mengenai rincian PNBP Tahun Anggaran 2O25 sebagaimana dimaksud pada ayat (21, ayat (3), ayat (4), dan ayat (5) diatur dalam Peraturan Presiden. Pasal 6 Penerimaan Hibah sebagaimana dimaksud dalam Pasal 3 huruf c direncanakan sebesar Rp581.O60.OOO.OOO,OO (lima ratus delapan puluh satu miliar enam puluh juta rupiah). Pasal 7 Anggaran Belanja Negara Tahun Anggaran 2025 direncanakan sebesar Rp3.62 1.3 13.743.50O.O0O,O0 (tiga kuadriliun enam ratus dua puluh satu triliun tiga ratus ‘‘ga belas miliar tujuh ratus empat puluh tiga juta lima ratus ribu rupiah), terdiri atas: a. anggaran belanja Pemerintah Pusat; dan b. anggaranTKD. Pasal 8... SK No210944A

PRESIDEN REPUBLIK INDONESIA -14- Pasal 8 (1) Anggaran belanja Pemerintah Pusat sebagaimana dimaksud dalam Pasal 7 huruf a direncanakan sebesar Rp2.7 O1.44 1.624.9 17 .OOO,0O (dua kuadriliun tujuh ratus satu triliun empat ratus empat puluh satu miliar enam ratus dua puluh delapan juta sembilan ratus tujuh belas ribu rupiah). (21 Anggaran belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dikelompokkan atas: a. Belanja Pemerintah Pusat Menurut Fungsi; b. Belanja Pemerintah Pusat Menurut Organisasi; dan c. Belanja Pemerintah Pusat Menurut Program. (3) Pelaksanaan belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dan ayat{21 berorientasi pada keluaran (output) dan hasil (outume), untuk meningkatkan kesejahteraan ralfyat. (4) Pelaksanaan belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dan ayat l2l memprioritaskan dan memperkuat penggunaan barang produksi dalam negeri dan mengandung tingkat komponen dalam negeri yang tinggi. (5) Rincian anggaran Belanja Pemerintah Pusat Menurut Organisasi, Fungsi, dan Program sebagaimana dimaksud pada ayat (2) tercantum dalam La,mpiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini sesuai dengan Nota Keuangan dan apabila ada perubahan diatur dengan Peraturan Presiden. Pasal 9 (1) Anggaran TKD sebagaimana dimaksud dalam Pasal 7 huruf b direncanakan sebesar Rp9 1 9,872. 1 1 4.583.000,00 (sembilan ratus sembilan belas triliun delapan ratus tujuh puluh dua miliar seratus empat belas juta lima ratus delapan puluh tiga ribu rupiah). (2)TKD . . . SK No 210943 A

PRESIDEN REPUBLIK INDONESIA -15- l2l TKD sebagaimana dimaksud pada ayat (1) terdiri atas: a. DBH; b. DAU; c. DAK; d. Dana Otonomi Khusus; e. Dana Keistimewaan; dan f. Dana Desa. (3) Anggaran TKD sebagaimana dimaksud pada ayat (l) termasuk alokasi untuk Dana Insentif Fiskal. (4) Ketentuan mengenai rincian anggaran TKD sebagaimana dimaksud pada ayat (1) diatur dalam Peraturan Presiden. Pasal L0 (1) DBH sebagaimana dimaksud dalam Pasal 9 ayat l2l huruf a direncanakan sebesar Rpl92.2al.743.134.OOO,OO (seratus sembilan puluh dua triliun dua ratus delapan puluh satu miliar tqiuh ratus empat puluh tiga juta seratus :ga puluh empat ribu rupiah), yang terdiri atas: a. DBH pajak; b. DBH sumber daya alam; c. DBH lainnya berupa DBH perkebunan sawit; dan d. kurangbayarDBH. (21 DBH pajak sebagaimana dimaksud pada ayat (l) huruf a terdiri atas: a. pajak penghasilan; b. pajak bumi dan bangunan; dan c. cukai hasil tembakau. (3) DBH sumber daya alam sebagaimana dimaksud pada ayat (l) huruf b terdiri atas: a. kehutanan; b. mineral dan batubara; c. minyak bumi dan gas bumi; d. panas . . . SK No210942A

PRESIDEN REPUBLIK INDONESIA _ 16_ d. panas bumi; dan e. perikanan, (4) DBH pajak bumi dan bangunan sebagaimana dimaksud pada ayat (21 huruf b dapat memperhitungkan biaya operasional yang diatur dengan Peraturan Menteri Keuangan. (5) Alokasi DBH ditetapkan berdasarkan realisasi penerimaan negara sampai dengan alhir Tahun Anggaran 2024 dan sesuai dengan ketentuan peraturan pemndang-undangan dengan memperhatikan kemampuan keuangan negara. (6) Alokasi DBH sebagaimana dimaksud pada ayat (5) terdiri atas alokasi formula dan alokasi kinerja. (71 Dalam rangka mempercepat penyelesaian kurang bayar DBH sampai dengan Tahun Angaran 2024, Menteri Keuangan dapat menetapkan alokasi sementara kurang bayar DBH sampai dengan Tahun Anggaran 2O24 danlatano dapat menggunakan alokasi DBH tahun anggaran berjalan. (8) DBH sumber daya alam kehutanan sebagaimana dimaksud pada ayat (3) huruf a, khusus dana reboisasi digunakan untuk membiayai kegiatan, terdiri atas: a. rehabilitasi di luar kawasan sesuai kewenangan provinsi; b. rehabilitasi hutan dan lahan sesuai kewenangan provinsi; c. pembangunan dan pengelolaan hasil hutan kayu, hasil hutan bukan kayu dan/atau jasa lingkungan dalam kawasan; d. pemberdayaan masyarakat dan perhutanan sosial; e. operasionalisasiKesatuanPengelolaanHutan; f. pengendalian kebakaran hutan dan lahan; g. perlindungan dan pengamanan hutan; h. pengembangan perbenihan tanaman hutan; i. penyuluhan kehutanan; dan/atau j. strategis. . . SK No2l094l A

PRESIDEN
REPUBLIK INDONESIA

- 17 -

j. strategis lainnya yang ditetapkan oleh Pemerintah.

(9) Penggunaan DBH cukai hasil tembakau sebagaimana dimaksud pada ayat (2) huruf c, DBH sumber daya alam minyak bumi dan gas bumi sebagaimana dimaksud pada ayat (3) huruf c dan DBH sumber daya alam kehutanan sebagaimana dimaksud pada ayat (3) huruf a, diatur sebagai berikut:

a. Penerimaan DBH cukai hasil tembakau, baik bagian provinsi maupun bagian kabupaten/kota dialokasikan untuk mendanai program sebagaimana diatur dalam ketentuan peraturan perundang-undangan mengenai cukai, dengan prioritas pada bidang kesehatan untuk mendukung program jaminan kesehatan nasional terutama peningkatan kuantitas dan kualitas layanan kesehatan;

b. Penerimaan DBH sumber daya alam minyak bumi dan gas bumi, baik bagian provinsi maupun bagian kabupaten/kota digunakan sesuai kebutuhan dan prioritas Daerah, kecuali tambahan DBH minyak bumi dan gas bumi untuk Provinsi Papua Barat, Provinsi Papua Barat Daya, dan Provinsi Aceh digunakan sesuai dengan ketentuan peraturan perundang-undangan; dan

c. Sisa DBH sumber daya alam kehutanan dari dana reboisasi kabupaten/kota, yang disalurkan sebelum tahun 2017 yang masih terdapat di kas Daerah dapat digunakan oleh organisasi perangkat daerah yang ditunjuk oleh bupati/wali kota untuk:

1. pembangunan dan pengelolaan taman hutan raya;

2. pencegahan dan penanggulangan kebakaran hutan dan lahan;

3. penanganan pasca kebakaran hutan dan lahan di taman hutan raya;

4. penanaman daerah aliran sungai kritis, penanaman pada kawasan perlindungan setempat, dan pembuatan bangunan konservasi tanah dan air;

5. pembangunan . . .

SK No 210919 A

PRESIDEN REPUBLIK INDONESIA -18- 5. pembangunan dan pengelolaan Ruang Terbuka Hijau; 6. penyuluhan lingkungan hidup; 7. konservasi sumber daya alam hayati dan ekosistemnya; pengelolaan dan/atau hayati; 9. kegiatan strategis lainnya yang ditetapkan oleh Pemerintah. Dalam hal realisasi penerimaan negara yang dibagihasilkan melebihi pagu penerimaan yang dianggarkan dalam tahun 2025, Pemerintah dapat menyalurkan DBH berdasarkan realisasi penerimaan tahun berjalan dan/ atau menyelesaikan kurang bayar DBH tahun-tahun sebelumnya sesuai dengan kemampuan keuangan negara. Tata cara percepatan penyelesaian kurang bayar DBH sebagaimana dimalsud pada ayat (7) dilaksanakan sesuai dengan ketentuan peraturan perundangundangan. Ketentuan lebih lanjut mengenai DBH sumber daya alam kehutanan dana reboisasi dan sisa DBH sumber daya alam kehutanan dana reboisasi diatur dengan Peraturan Menteri Keuangan. Ketentuan lebih lanjut mengenai DBH cukai hasil tembakau diatur dengan Peraturan Menteri Keuangan. 8 (10) (1 1) (r2l (13) Pasal 11 (l) DAU sebaqaimana dimaksud dalam Pasal 9 ayat (21 huruf b, direncanakan sebesar Rp446.633.8 14. 10 1.0OO,OO (empat ratus empat puluh enam triliun enam ratus tiga puluh tiga miliar delapan ratus empat belas juta seratus satu ribu rupiah). (21 Dalam hal terdapat kebijakan pemerintah yang pada perhitungan DAU, DAU sebagaimana dimaksud pada ayat (1) dapat dilakukan penyesuaian. SK No2l0918A (3) Penyesuaian

PRESIDEN REPUELIK INDONESIA -19- (3) Penyesuaian DAU sebagaimana dimaksud pada ayat l2l tidak mengubah pagu TKD lainnya dan/atau kewajiban yang timbul bagi Daerah. (4) Proporsi DAU antara provinsi dan kabupaten/kota ditetapkan dengan imbangan 14,1% (empat belas koma satu persen) dan 85,9%o (delapan puluh lima koma sembilan persen) dengan mempertimbangkan kebutuhan pendanaan dalam rangka pelaksanaan Urusan Pemerintahan yang menjadi kewenangan Daerah provinsi dan kabupaten/ kota, (5) DAU untuk tiap-tiap Daerah dialokasikan berdasarkan celah fiskal. (6) Alokasi DAU per Daerah dilakukan penyesuaian secara proporsional dengan memperhatikan alokasi DAU per Daerah tahun sebelumnya. (71 Alokasi DAU untuk setiap Daerah terdiri atas bagian DAU yang tidak ditentukan penggunaannya dan bagian DAU yang ditentukan penggunaannya. (8) Penyesuaian DAU sebaqaimana dimaksud pada ayat (21 dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan. (9) Sebagian alokasi DAU provinsi di wilayah Papua untuk bidang pendidikan dialihkan kepada kabupaten/kota diwilayahnya masing-masing sebagai tindak lanjut dari pengalihan kewenangan pengelolaan pendidikan menengah dari provinsi kepada kabupaten / kota sesuai dengan ketentuan peraturan perundang-undangan yang mengatur mengenai kewenangan dan kelembagaan pelaksanaan kebijakan otonomi khusus Provinsi Papua. Pasal 12 (1) DAK sebagaimana dimaksud dalam Pasal 9 ayat (21 huruf c direncanakan sebesar Rp185.240.958.39O.000,0O (seratus delapan puluh lima triliun dua ratus empat puluh miliar sembilan ratus lima puluh delapan juta tiga ratus sembilan puluh ribu rupiah), terdiri atas: a. DAK fisik; b. DAK non-fisik; dan c. Hibah kepada daerah. SK No2l09l7A (2) Pengalokasian

PRESIDEN REPUELIK INDONESIA 20- l2l Pengalokasian DAK frsik sebagaimaaa dimaksud pada ayat (1) huruf a ditetapkan berdasarkan usulan pemerintah daerah dan/ atau aspirasi anggota Dewan Perwakilan Rakyat dalam memperjuangkan program pembangunan daerah dengan memperhatikan prioritas nasional, keuangan negara, (3) kapasitas fiskal Daerah dan kinerja Daerah, serta tata kelola keuangan negara yang baik. Pengelolaan DAK Fisik sebagaimana dimaksud pada ayat (1) huruf a dilaksanakan dengan mengimplementasikan kebijakan afirmatif. DAK frsik sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp36.953.988.957.000,00 (tiga puluh enam triliun sembilan ratus lima puluh tiga miliar sembilan ratus delapan puluh delapan juta sembilan ratus lima puluh tujuh ribu rupiah), terdiri atas: a. bidang pendidikan sebesar Rp2. 482.O2O.827.000,00 (dua triliun empat ratus delapan puluh dua miliar dua puluh juta delapan ratus dua puluh tujuh ribu rupiah); b. bidang kesehatan sebesar Rpl1.809.651.294.000,00 (sebelas triliun delapan ratus sembilan miliar enam ratus lima puluh satu juta dua ratus sembilan puluh empat ribu rupiah); (4) c. bidang perempuan dan anak d. sebesar Rp96.961.O9O.OOO,OO (sembilan puluh enam miliar sembilan ratus enam puluh satu juta sembilan puluh ribu rupiah); bidang air minum sebesar Rp2.2L9.373.292.O00,0O (dua triliun dua ratus sembilan belas miliar tiga ratus tujuh puluh tiga juta dua ratus sembilan puluh dua ribu rupiah); bidang sanitasi sebesar Rp l.609.a32.OOO.OOO,OO (satu triliun enam ratus sembilan miliar empat ratus tiga puluh dua juta rupiah); bidang irigasi sebesar Rpl.724.72 1. 102.000,00 (satu triliun tujuh ratus dua puluh empat miliar tujuh ratus dua puluh satu juta seratus dua ribu rupiah); g. bidang. . . e f. SK No2109l6A

PRESIDEN REPUBLIK INDONESIA -21 - g. bidang perumahan dan permukiman sebesar Rp256.155.859.00O,0O (dua ratus lima puluh enam miliar seratus lima puluh lima juta delapan ratus lima puluh sembilan ribu rupiah); h. bidang konektivitas sebesar Rp14.596.245.094.000,00 (empat belas triliun lima ratus sembilan puluh enam miliar dua ratus empat puluh lima juta sembilan puluh empat ribu rupiah), terdiri dari: 1. subbidang jalan sebesar Rp14.258.651.440.000,00 (empat belas triliun dua ratus lima puluh delapan miliar enam ratus lima puluh satu juta empat ratus empat puluh ribu rupiah); dan 2. subbidang perairan sebesar Rp337.593.654.000,00 (tiga ratus tiga puluh tujuh miliar lima ratus sembilan puluh tiga juta enam ratus lima puluh empat ribu rupiah); i. bidang pangan pertanian sebesar Rp675.329.519.000,00 (enam ratus tqjuh puluh lima miliar tiga ratus dua puluh sembilan juta lima ratus sembilan belas ribu rupiah), terdiri dari: 1. subbidang pertanian sebesar Rp60O.311.212.000,00 (enam ratus miliar tiga ratus sebelas juta dua ratus dua belas ribu rupiah); dan 2. subbidang pangan sebesar Rp75.018.307.000,00 (tujuh puluh lima miliar delapan belas juta tiga ratus tqiuh ribu rupiah); j. bidang pangan akuatik sebesar Rpl.3O9.9O0.OOO.OOO,OO (satu triliun tiga ratus sembilan miliar sembilan ratus juta rupiah); k. bidang industri kecil dan menengah sebesar Rp50.OOO.O0O.OOO,OO (lima puluh miliar rupiah); dan l. bidang perdagangan sebesar Rp 1 24. 198.88O.OOO,OO (seratus dua puluh empat miliar seratus sembilan puluh delapan juta delapan ratus delapan puluh ribu rupiah). (s) DAK. . . SK No2109l5A

PRESIDEN REPUBLIK INDONESIA -22- (5) DAK lisik digunakan pengadaan terdiri dari: bersifat untuk sarana tematik dan dan prasarana lintas bidang pembangunan/ layanan dasar a. DAK fisik untuk layanan dasar; dan b. DAK fisik dengan tema tertentu, yaitu: 1. tematik pengentasan permukiman kumuh terpadu; 2. tematik kawasan produksi pangan nasional; dan 3. tematik pengembangan ekosistem dan rantai pasok kawasan industri. (6) DAK non-fisik sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp146.677.929.010.000,00 (seratus empat puluh enam triliun enam ratus tujuh puluh tqiuh miliar sembilan ratus dua puluh sembilan juta sepuluh ribu rupiah), terdiri atas: a. dana bantuan operasional satuan pendidikan sebesar Rp59.271.610.326.000,00 (lima puluh sembilan triliun dua ratus tujuh puluh satu miliar enam ratus sepuluh juta tiga ratus dua puluh enam ribu rupiah); b. dana tunjangan guru aparatur sipil negara daerah sebesar Rp70.064.302.522.000,00 (tqiuh puluh triliun enam puluh empat miliar tiga ratus dua juta lima ratus dua puluh dua ribu rupiah); c. dana bantuan operasional kesehatan sebesar Rp12.878.672.152.000,00 (dua belas triliun delapan ratus tujuh puluh delapan miliar enam ratus tujuh puluh dua juta seratus lima puluh dua ribu rupiah); d. dana bantuan operasional keluarga berencana sebesar Rp3.239.300. OOO. OOO, 0O (tiga triliun dua ratus tiga puluh sembilan miliar tiga ratus juta rupiah); e. dana . . . SK No2l09l4A

PRESIDEN REPUBLIK INDONESIA -23- dana peningkatan kapasitas koperasi, usaha mikro dan kecil, sebesar Rp163.7OO.OOO.OOO,0O (seratus enam puluh tiga miliar tujuh ratus juta rupiah); dana bantuan operasional penyelenggaraan museum dan taman budaya sebesar Rp169.975.0O0.O00,0O (seratus enam puluh sembilan miliar sembilan ratus tujuh puluh lima juta rupiah); g. dana bantuan pengembangan program sebesar puluh daerah Rpl5O.OO0.O00.OOO,OO (seratus lima miliar rupiah); h. dana pelayanan perempuan dan anak sebesar Rp132.O00.OOO.O0O,OO (seratus tiga puluh dua miliar rupiah); i. dana ketahanan pEurgan dan pertanian sebesar Rp516.379.010.0OO,0O (lima ratus enam belas miliar tiga ratus tqjuh puluh sembilan juta sepuluh ribu rupiah); dan j. dana penguatan kapasitas kelembagaan sentra industri kecil dan menengah sebesar Rp91.99O.O0O.0OO,OO (sembilan puluh satu miliar sembilan ratus sembilan puluh juta rupiah). (71 Hibah kepada Daerah sebagaimana dimaksud pada ayat (1) huruf c direncanakan sebesar Rp1.609.0a0.423.000,00 (satu triliun enam ratus sembilan miliar empat puluh juta empat ratus dua puluh tiga ribu rupiah). Pasal 13 (U Dana Otonomi Khusus sslagaimana dimaksud dalam Pasal 9 ayat (21 huruf d direncanakan sebesar Rp17.515.598.958.000,00 (tujuh belas triliun lima ratus lima belas miliar lima ratus sembilan puluh delapan juta sembilan ratus lima puluh delapan ribu rupiah), terdiri atas: a. Alokasi . . . e f. SK No236082A

PRESIDEN REPUBLIK INDONESIA -24- a. Alokasi Dana Otonomi Khusus untuk Provinsi Papua, Provinsi Papua Barat, Provinsi Papua Pegunungan, Provinsi Papua Tengah, Provinsi Papua Selatan, dan Provinsi Papua Barat Daya sebesar Rp1O.049.26O.817.00O,O0 (sepuluh triliun empat puluh sembilan miliar dua ratus enam puluh juta delapan ratus tujuh belas ribu rupiah); b. Alokasi Dana Otonomi Khusus Provinsi Aceh sebesar Rp4.466.338. 141.000,00 (empat triliun empat ratus enam puluh enam miliar tiga ratus tiga puluh delapan juta seratus empat puluh satu ribu rupiah); dan c. DTI untuk Provinsi Papua, Proyinsi Papua Barat, Provinsi Papua Pegunungan, Provinsi Papua Tengah, Provinsi Papua Selatan, dan Provinsi Papua Barat Daya sebesar Rp3.OOO.OOO.O00.0OO,O0 (tiga triliun rupiah). l2l Dalam hal pembagian alokasi Dana Otonomi Khusus sebagaimana dimaksud pada ayat (1) huruf a dan DTI sebagaimana dimaksud pada ayat (1) huruf c tidak dapat dilakukan sesuai dengan Undang-Undang mengenai Otonomi Khusus bagi Provinsi Papua dan peraturan pelaksanaannya sebagai akibat ketidaktersediaan data, pembagisn Dana Otonomi Khusus dan DTI tersebut dilakukan berdasarkan perhitungan rata-rata atas data yang digunakan untuk kabupaten/kota di lingkup wilayah provinsi di wilayah Papua. (3) Pembagian alokasi Dana Otonomi Khusus antara provinsi dengan kabupaten/kota untuk Daerah baru di wilayah Papua ditetapkan dengan proporsi 30o/o (tiga puluh persen) untuk bagian provinsi dan TOVo (tujuh puluh persen) untuk bagian kabupaten/kota. (4) DTI sebagaimana dimaksud pada ayat (1) huruf c untuk provinsi Daerah baru diprioritaskan penggunaannya untuk pembangunan infrastruktur penunjang gedung perkantoran, meliputi infrastruktur jalan dan jembatan menuju lokasi perkantoran, infrastruktur instalasi listrik, infrastruktur jaringan air bersih, jaringan telekomunikasi, dan infrastruktur sanitasi lingkungan. (5) Dana . . . SK No236081A

PRESIOEN REPUBLIK INDONESIA _25_ (5) Dana Keistimewaan sebagaimana dimaksud dalam Pasal 9 ayat (2) huruf e direncanakan sebesar Rpl.2O0.O00.OOO.OO0,OO (satu triliun dua ratus miliar rupiah) yang digunakan untuk mendanai kewenangan keistimewaan Daerah Istimewa Yograkarta serta dapat mendanai kegiatan prioritas nasional sesuai dengan ketentuan peraturan perundang-undangan. (6) Ketentuan lebih lanjut mengenai pengelolaan Dana Otonomi Khusus sebagaimana dimaksud pada ayat (1) dan Dana Keistimewaan sebagaimana dimaksud pada ayat (5) diatur dalam Peraturan Menteri Keuangan. Pasal 14 (1) Dana Desa sebagaimana dimaksud dalam Pasal 9 ayat l2l huruf f direncanakan sebesar Rp7I.O0O.OOO.O00.O0O,0O (tujuh puluh satu triliun rupiah), yang terdiri atas: a. sebesar Rp69.OOO.0OO.0OO.OO0,O0 (enam puluh sembilan triliun rupiah) dihitung pada tahun angg€rr€m sebelum tahun anggaran berjalan berdasarkan formula; dan sebesar Rp2.0OO.OOO.0OO.OO0,0O (dua triliun rupiah) dihitung pada tahun anggaran berjalan sebagai insentif desa dan/atau melaksanakan kebijakan Pemerintah Pusat. (21 Dana Desa sebagaimana dimaksud pada ayat (1) huruf a dialokasikan kepada setiap desa dengan ketentuan: a. Alokasi Dasar sebesar 65% (enam puluh lima persen) dibagi secara proporsional kepada setiap desa; b. Alokasi Afirmasi sebesar 17o (satu persen) dibagr secara proporsional kepada desa tertinggal dan desa sangat tertinggal dan dapat mempertimbangkan jumlah penduduk miskin di desa tertinggal dan desa sangat tertinggal; c. Alokasi Kinerja sebesar 4o/o lempat persen) dibagi kepada desa dengan kinerja terbaik; dan b SK No236080A d. Alokasi . . .

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d. Alokasi Formula sebesar 30% (tiga puluh persen) dihitung dengan memperhatikan jumlah penduduk, angka kemiskinan, luas wilayah, dan tingkat kesulitan geografis.

(3) Insentif Desa sebagaimana dimaksud pada ayat (1) huruf b dialokasikan berdasarkan kriteria tertentu.

(4) Berdasarkan hasil penghitungan alokasi Dana Desa setiap desa sebagaimana dimaksud pada ayat (2), Pemerintah menetapkan alokasi Dana Desa per kabupaten/kota.

(5) Dana Desa diutamakan penggunaannya untuk mendukung:

a. penanganan kemiskinan ekstrem dengan penggunaan Dana Desa paling tinggi 15% (lima belas persen) untuk bantuan langsung tunai desa dengan target keluarga penerima manfaat dapat menggunakan data pemerintah sebagai acuan;

b. penguatan desa yang adaptif terhadap perubahan iklim;

c. peningkatan promosi dan penyediaan layanan dasar kesehatan skala desa termasuk *stunting*;

d. dukungan program ketahanan pangan;

e. pengembangan potensi dan keunggulan desa;

f. pemanfaatan teknologi dan informasi untuk percepatan implementasi desa digital;

g. pembangunan berbasis padat karya tunai dan penggunaan bahan baku lokal; dan/atau

h. program sektor prioritas lainnya di desa.

(6) Dana Desa dapat digunakan untuk dana operasional pemerintah desa paling banyak 3% (tiga persen) dari pagu Dana Desa setiap desa.

(7) Ketentuan mengenai pengelolaan Dana Desa dan penetapan rincian Dana Desa setiap desa berdasarkan hasil perhitungan sebagaimana dimaksud pada ayat (2) dan ayat (3) diatur dengan Peraturan Menteri Keuangan.

Pasal 15 . . .

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Pasal 15

(1) Dana Insentif Fiskal sebagaimana dimaksud dalam Pasal 9 ayat (3) direncanakan sebesar Rp6.000.000.000.000,00 (enam triliun rupiah).

(2) Dana Insentif Fiskal sebagaimana dimaksud pada ayat (1) dialokasikan untuk penghargaan kinerja tahun sebelumnya dan penghargaan kinerja tahun berjalan berdasarkan penilaian kinerja pemerintah daerah.

(3) Dana Insentif Fiskal untuk penghargaan kinerja tahun berjalan sebagaimana dimaksud pada ayat (2) pengalokasian per daerahnya dilakukan pada Tahun Anggaran 2025.

(4) Ketentuan lebih lanjut mengenai pengelolaan Dana Insentif Fiskal diatur dalam Peraturan Menteri Keuangan.

Pasal 16

(1) Ketentuan mengenai penyaluran anggaran TKD diatur sebagai berikut:

    a. dapat dilakukan dalam bentuk tunai dan *non*-tunai;

    b. bagi daerah yang memiliki uang kas dan/atau simpanan di bank dalam jumlah tidak wajar, dapat dilakukan konversi penyaluran DBH dan/atau DAU dalam bentuk *non*-tunai;

    c. dilakukan berdasarkan kinerja pelaksanaan; dan

    d. dapat dilakukan penundaan, pemotongan, dan/atau penghentian, dalam hal daerah tidak memenuhi anggaran yang diwajibkan dalam peraturan perundang-undangan atau menunggak membayar iuran yang diwajibkan dalam peraturan perundang-undangan.

(2) Ketentuan lebih lanjut mengenai pengelolaan TKD sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 17 . . .

SK No 210961 A

PRESIDEN REPUBLIK INDONESIA  -28 Pasal 17 (1) Program Pengelolaan Subsidi dalam Tahun Anggaran 2025 direncanakan sebesar Rp3O7.931.929.O1O.OOO,OO (tiga ratus tujuh triliun sembilan ratus tiga puluh satu miliar sembilan ratus dua puluh sembilan juta sepuluh ribu rupiah). (2) Anggaran untuk Program Pengelolaan Subsidi sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundangundangan. (3) Anggaran untuk Program Pengelolaan Subsidi sebagaimana dimaksud pada ayat (1) dapat disesuaikan dengan kebutuhan realisasi pada tahun anggaran berjalan berdasarkan asumsi dasar ekonomi malro, perubahan parameter, perubahan kebijakan, dan/atau pembayaran kekurangan subsidi tahun-tahun sebelumnya. (4) Ketentuan lebih lanjut mengenai rincian Program Pengelolaan Subsidi dalam Tahun Anggaran 2O25 sebagaimana dimaksud pada ayat (1) diatur dalam Peraturan Presiden. Pasal 18 (1) Dalam ha1 perkiraan realisasi PNBP sumber daya alam yang melampaui target penerimaan dalam APBN yang diikuti dengan kebijakan peningkatan belanja subsidi energi dan/atau kompensasi, Pemerintah dapat memperhitungkan persentase tertentu atas peningkatan belanja subsidi energl dan/ atau kompensasi terhadap kenaikan PNBP sumber daya alam yang dibagihasilkan. l2l Ketentuan mengenai tata cara perhitungan persentase tertentu atas peningkatan belanja subsidi energi dan/ atau kompensasi terhadap kenaikan PNBP sumber daya alam yang dibagihasilkan sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan. Pasal 19. .. . SK No235075A

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Pasal 19

Dalam rangka efisiensi dan efektivitas anggaran kementerian/lembaga, Pemerintah dapat memberikan penghargaan dan/atau pengenaan sanksi berdasarkan:

a. indikator kinerja anggaran; dan

b. pengelolaan anggaran,

yang dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 20

(1) Perubahan anggaran Belanja Negara berupa:

a. perubahan anggaran belanja yang bersumber dari PNBP termasuk penggunaan saldo kas Badan Layanan Umum;

b. perubahan anggaran belanja yang bersumber dari perhitungan PNBP tahun anggaran sebelumnya yang belum digunakan pada Otorita Ibu Kota Nusantara dan/atau perhitungan sisa klaim asuransi BMN tahun anggaran sebelumnya;

c. perubahan anggaran belanja yang bersumber dari pinjaman termasuk pinjaman baru;

d. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran untuk penanggulangan bencana;

e. perubahan anggaran belanja yang bersumber dari hibah termasuk hibah yang diterushibahkan;

f. perubahan anggaran belanja dalam rangka penanggulangan bencana;

g. perubahan anggaran cadangan kompensasi dalam Program Pengelolaan Belanja Lainnya;

h. pergeseran dari Bagian Anggaran 999.08 (BUN Pengelolaan Belanja Lainnya) ke Bagian Anggaran kementerian/lembaga atau sebaliknya atau pergeseran antarsubbagian anggaran dalam Bagian Anggaran 999 (BA BUN);

i. pergeseran . . .

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i. pergeseran anggaran belanja yang dibiayai dari PNBP antarsatuan kerja dalam 1 (satu) program yang sama atau antarprogram dalam satu Bagian Anggaran;

j. perubahan anggaran belanja yang bersumber dari SBSN untuk pembiayaan kegiatan/proyek kementerian/lembaga;

k. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran yang bersumber dari rupiah murni untuk memenuhi kebutuhan belanja operasional;

l. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran untuk memenuhi kebutuhan pengeluaran yang tidak diperkenankan (*ineligible expenditure*) atas kegiatan yang dibiayai dari pinjaman dan/atau hibah luar negeri;

m. pergeseran anggaran antarprogram dalam rangka penyelesaian restrukturisasi kementerian/lembaga;

n. pergeseran anggaran antarprogram dalam unit eselon I yang sama; dan

o. perubahan anggaran belanja dalam rangka pembayaran tunggakan tahun sebelumnya/kewajiban Pemerintah,

ditetapkan oleh Pemerintah.

(2) Pemerintah dapat melakukan pinjaman baru sebagaimana dimaksud pada ayat (1) huruf c untuk penanggulangan bencana.

(3) Perubahan lebih lanjut Pembiayaan Anggaran berupa perubahan pagu Pemberian Pinjaman akibat dari lanjutan, percepatan penarikan Pemberian Pinjaman, dan pengesahan atas Pemberian Pinjaman yang telah *closing date,* ditetapkan oleh Pemerintah.

(4) Perubahan anggaran Belanja Negara berupa perubahan pagu untuk pengesahan belanja dan penerimaan pembiayaan dan/atau pendapatan hibah yang bersumber dari pinjaman/hibah termasuk pinjaman/hibah yang diterushibahkan yang telah *closing date,* ditetapkan oleh Pemerintah.

(5) Perubahan . . .

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(5) Perubahan anggaran Belanja Negara berupa penambahan pagu karena luncuran Rupiah Murni Pendamping dalam Daftar Isian Pelaksanaan Anggaran Tahun 2024 yang tidak terserap untuk pembayaran uang muka kontrak kegiatan yang dibiayai pinjaman luar negeri, ditetapkan oleh Pemerintah.

(6) Pencairan Rupiah Murni Pendamping sebagaimana dimaksud pada ayat (5) dilaksanakan paling lambat tanggal 31 Maret 2025.

(7) Pelaksanaan perubahan anggaran sebagaimana dimaksud pada ayat (1) huruf h dilaporkan oleh Pemerintah kepada Dewan Perwakilan Rakyat melalui pimpinan alat kelengkapan yang khusus menangani urusan di bidang anggaran dan/atau pimpinan alat kelengkapan yang khusus menangani urusan kementerian/lembaga dimaksud.

(8) Perubahan sebagaimana dimaksud pada ayat (1), ayat (2), ayat (3), ayat (4), dan ayat (5), dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2025 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2025.

Pasal 21

(1) Pemerintah dapat memberikan hibah kepada pemerintah asing/lembaga asing dan menetapkan pemerintah asing/lembaga asing penerima untuk pencapaian kepentingan nasional Indonesia.

(2) Pencapaian kepentingan nasional Indonesia sebagaimana dimaksud pada ayat (1) dilaksanakan dengan mengoptimalkan pemanfaatan barang/jasa dan/atau penyedia barang/jasa dalam negeri Indonesia.

(3) Anggaran pemberian hibah sebagaimana dimaksud pada ayat (1) dapat bersumber dari PNBP Lembaga Dana Kerja Sama Pembangunan Internasional.

(4) Pemerintah dapat memberikan hibah kepada pemerintah daerah yang pelaksanaannya dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2025 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2025.

Pasal 22 . . .

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PRESIDEN REPUBLIK INDONESIA _32_ Pasal22 (1) Anggaran Pendidikan direncanakan sebesar Rp724.262.748.700.000,00 (tujuh ratus dua puluh empat triliun dua ratus enam puluh dua miliar tqiuh ratus empat puluh delapan juta tujuh ratus ribu rupiah). (21 Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) sebesar 2O,Oo/o (dua puluh koma nol persen) dari total anggaran Belanja Negara sebesar Rp3.62 1.3 I 3.743.5OO.OOO,OO (tiga kuadriliun enam ratus dua puluh satu triliun tiga ratus tiga belas miliar tujuh ratus empat puluh tiga juta lima ratus ribu rupiah). (3) Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) termasuk untuk pendanaan operasional penyelenggaraan pendidikan. (41 Anggaran Pendidikan sslagaimana dimaksud pada ayat (1) termasuk Investasi Pemerintah pada pos pembiayaan untuk dana abadi di bidang pendidikan. (5) Hasil kelolaan dari dana abadi sebagaimana dimaksud pada ayat (4) digunakan oleh kementerian/lembaga terkait sesuai peruntukannya. (6) Ketentuan lebih lanjut mengenai rincian Anggaran Pendidikan dan penggunaan hasil kelolaan dana abadi diatur dalam Peraturan Fresiden. Pasal 23 (1) Jumlah anggaran Pendapatan Negara Tahun Anggaran 2025 sebagaimana dimaksud dalam Pasal 3, lebih kecil dari pada jumlah anggaran Belanja Negara sebagaimana dimaksud dalam Pasal 7 sehingga dalam Tahun Anggaran 2025 terdapat delisit anggaran sebesar Rp616. 186.060.243.O00,0O (enam ratus enam belas triliun seratus delapan puluh enam miliar enam puluh juta dua ratus empat puluh tiga ribu rupiah) yang akan dibiayai dari Pembiayaan Anggaran. (21 Pembiayaan Anggaran sebagaimana dimaksud pada ayat (1) sebesar Rp616.186.060.243.000,00 (enam ratus enam belas triliun seratus delapan puluh enam miliar enam puluh juta dua ratus empat puluh tiga ribu rupiah), terdiri atas: SK No236072A a.

PRESIDEN REPUBLIK INDONESIA -33- a. pembiayaan utang sebesar Rp775.867.469.094.000,00 (tqiuh ratus tujuh puluh lima triliun delapan ratus enam puluh tu-iuh miliar empat ratus enam puluh sembilan juta sembilan puluh empat ribu rupiah); b. pembiayaan investasi sebesar negatif Rp154.501.300.000.000,00 (seratus lima puluh empat triliun lima ratus satu miliar tiga ratus juta rupiah); c. pemberian pinjaman sebesar negatif Rp5.442.108.851.0O0,O0 (lima triliun empat ratus empat puluh dua miliar seratus delapan juta delapan ratus lima puluh satu ribu rupiah); dan d, pembiayaan lainnya sebesar Rp262.OOO.0OO.O0O,00 (dua ratus enam puluh dua miliar rupiah). (3) Ketentuan mengenai alokasi Pembiayaan Anggaran sebagaimana dimaksud pada ayat (1) tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini. (4) Ketentuan lebih lanjut mengenai rincian alokasi Pembiayaan Anggaran tercantum dalam Lampiran I yang merupakan bagran tidak terpisahkan dari Undang-Undang ini diatur dalam Peraturan Presiden. Pasal 24 (1) Dalam hal anggaran diperkirakan defisit melampaui target yang ditetapkan dalam APBN, Pemerintah dapat menggunakan dana SAL, penarikan Pinjaman T\rnai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan. (21 Kewajiban yang timbul dari penggunaan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/ atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) dibebankan pada anggaran negara. (3) Penggunaan... SK No236071A

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(3) Penggunaan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat Tahun 2025.

(4) Ketentuan lebih lanjut mengenai perkiraan defisit melampaui target serta penggunaan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 25

(1) Pemerintah dapat menggunakan program kementerian/lembaga yang bersumber dari Rupiah Murni dan/atau PNBP dalam alokasi anggaran belanja Pemerintah Pusat dan/atau BMN untuk digunakan sebagai dasar penerbitan SBSN.

(2) Rincian atas program kementerian/lembaga yang bersumber dari Rupiah Murni dan/atau PNBP yang digunakan sebagai dasar penerbitan SBSN sebagaimana dimaksud pada ayat (1) ditetapkan oleh Menteri Keuangan setelah pengesahan Undang-Undang mengenai APBN Tahun Anggaran 2025 dan penetapan Peraturan Presiden mengenai Rincian APBN Tahun Anggaran 2025.

(3) Ketentuan lebih lanjut mengenai penggunaan program kementerian/lembaga dan/atau BMN sebagai dasar penerbitan SBSN sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 26

(1) Pemerintah dapat menggunakan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian/lembaga yang tidak terserap pada Tahun Anggaran 2024 untuk membiayai pelaksanaan lanjutan kegiatan/proyek tersebut pada Tahun Anggaran 2025.

(2) Penggunaan . . .

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(2) Penggunaan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian/lembaga sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2025 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2025.

(3) Ketentuan lebih lanjut mengenai penggunaan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian/lembaga sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 27

(1) Dalam hal terjadi krisis pasar SBN domestik, Pemerintah dengan persetujuan Dewan Perwakilan Rakyat diberikan kewenangan menggunakan SAL untuk melakukan stabilisasi pasar SBN domestik setelah memperhitungkan kebutuhan anggaran sampai dengan akhir tahun anggaran berjalan dan awal tahun anggaran berikutnya.

(2) Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) merupakan keputusan yang tertuang di dalam kesimpulan Rapat Kerja Badan Anggaran Dewan Perwakilan Rakyat dengan Pemerintah, yang diberikan dalam waktu tidak lebih dari 1x24 (satu kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

(3) Jumlah penggunaan SAL dalam rangka stabilisasi pasar SBN sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2025 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2025.

(4) Ketentuan lebih lanjut mengenai penggunaan SAL dalam rangka stabilisasi pasar SBN domestik sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 28 . . .

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Pasal 28

(1) Dalam hal perkiraan realisasi penerimaan negara tidak sesuai dengan target, adanya perkiraan pengeluaran yang belum tersedia anggarannya, pengeluaran melebihi pagu yang ditetapkan dalam APBN Tahun Anggaran 2025, kinerja anggaran telah tercapai, dan/atau untuk menjaga keberlanjutan fiskal, Pemerintah dapat melakukan:

a. penggunaan dana SAL;

b. penarikan Pinjaman Tunai;

c. penambahan penerbitan SBN;

d. pemanfaatan saldo kas Badan Layanan Umum; dan/atau

e. penyesuaian Belanja Negara.

(2) Penambahan penerbitan SBN sebagaimana dimaksud pada ayat (1) huruf c dilaksanakan setelah mendapatkan persetujuan Dewan Perwakilan Rakyat.

(3) Pemerintah dapat melakukan pembelian kembali SBN untuk pengelolaan kas dengan tetap memerhatikan jumlah kebutuhan penerbitan SBN neto untuk memenuhi kebutuhan pembiayaan yang ditetapkan.

(4) Dalam hal terdapat instrumen pembiayaan dari utang yang lebih menguntungkan dan/atau ketidaktersediaan salah satu instrumen pembiayaan dari utang, Pemerintah dapat melakukan perubahan komposisi instrumen pembiayaan utang dalam rangka menjaga ketahanan ekonomi dan fiskal.

(5) Dalam hal diperlukan realokasi anggaran bunga utang sebagai dampak perubahan komposisi instrumen pembiayaan utang sebagaimana dimaksud pada ayat (4), Pemerintah dapat melakukan realokasi dari pembayaran bunga utang luar negeri ke pembayaran bunga utang dalam negeri atau sebaliknya.

(6) Untuk menurunkan biaya penerbitan SBN dan/atau memastikan ketersediaan pembiayaan melalui utang, Pemerintah dapat menerima jaminan penerbitan utang dari lembaga yang dapat menjalankan fungsi penjaminan, dan/atau menerima fasilitas dalam bentuk dukungan pembiayaan.

(7) Pelaksanaan . . .

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PRESIDEN REPUBLIK INDONESIA -37 - (71 Pelaksanaan ketentuan sebagaimana dimaksud pada ayat (1) sampai dengan ayat (6) dilaporkan dalam Laporan Keuangan Pemerintah Pusat Tahun 2025. Pasal 29 (1) Pemerintah dapat menempuh langkah kebijakan yang berkaitan dengan Pendapatan Negara, Belanja Negara, dan/atau Pembiayaan Anggaran untuk menghadapi ancaman yang membahayakan perekonomian nasional dan/ atau stabilitas sistem keuangan. (21 Langkah kebijakan Pemerintah sebagaimana dimaksud pada ayat (1) dilaporkan dalam Laporan Keuangan Pemerintah Pusat Tahun 2025. Pasal 3O (1) Dalam rangka memenuhi pembiayaan APBN Tahun Anggaran 2025, Pemerintah dapat melakukan penerbitan SBN pada triwulan keempat Tahun 2024. (21 Penerbitan SBN sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2025 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2025. Pasal 31 (1) Dalam rangka pembayaran gaji, tunjangan, DAU, dan kewajiban pemerintah lainnya bulan Januari 2025 yang dananya harus disediakan pada akhir Tahun Anggaran 2a24, Pemerintah dapat melakukan pinjaman SAL dan/ atau menggunakan dana dari hasil penerbitan SBN sebagaimana dimaksud dalam Pasal 30 ayat (1) pada a.khir Tahun 2O24. (21 Dal,am rangka mendukung kebijakan Pemerintah dan menjaga keberlanjutan fiskal, Bendahara Umum Negara dapat mengelola dana SAL melalui penempatan dana SAL selain di Bank Indonesia. (3) Pengelolaan . . . SK No 235023 A

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(3) Pengelolaan dana SAL sebagaimana dimaksud pada ayat (2) dapat dilakukan dalam bentuk pinjaman dana SAL yang diberikan kepada Badan Usaha Milik Negara/Badan Usaha Milik Daerah/pemerintah daerah atau badan hukum lainnya yang mendapatkan penugasan Pemerintah dalam rangka melaksanakan kebijakan nasional.

(4) Ketentuan lebih lanjut mengenai penggunaan pinjaman SAL sebagaimana dimaksud pada ayat (1), ayat (2), dan ayat (3) diatur dalam Peraturan Menteri Keuangan.

Pasal 32

(1) Investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional yang akan dilakukan dan/atau telah tercatat pada Laporan Keuangan Pemerintah Pusat sebagai investasi permanen, ditetapkan untuk dijadikan investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional tersebut.

(2) Pemerintah dapat melakukan pembayaran investasi pada organisasi/lembaga keuangan internasional/ badan usaha internasional melebihi pagu yang ditetapkan dalam Tahun Anggaran 2025 yang diakibatkan oleh selisih kurs, yang selanjutnya dilaporkan dalam APBN Perubahan Tahun Anggaran 2025 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2025.

(3) Pelaksanaan investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional sebagaimana dimaksud pada ayat (1) ditetapkan dengan Peraturan Menteri Keuangan.

Pasal 33

(1) Saldo kas pada Badan Layanan Umum dan dana yang ditampung dalam rekening investasi Bendahara Umum Negara dapat menjadi tambahan investasi pada Bagian Anggaran Bendahara Umum Negara Pengelolaan Investasi Pemerintah.

(2) Ketentuan . . .

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(2) Ketentuan mengenai penambahan investasi sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 34

(1) Pemerintah mengalokasikan pembiayaan investasi kepada:
   a. Badan Layanan Umum Lembaga Manajemen Aset Negara dengan tujuan pembentukan dana jangka panjang dan/atau dana cadangan dalam rangka pengadaan tanah untuk kepentingan proyek strategis nasional dan pengelolaan aset Pemerintah lainnya; dan
   b. Badan Layanan Umum Badan Pengelola Dana Lingkungan Hidup dengan tujuan pembentukan dana abadi, dana jangka panjang, dan/atau dana cadangan dalam rangka percepatan kegiatan rehabilitasi mangrove dan pengembangan kegiatan sektor pariwisata serta ekonomi kreatif.

(2) Tanah untuk kepentingan proyek strategis nasional sebagaimana dimaksud pada ayat (1) huruf a dapat ditetapkan status penggunaannya pada kementerian/lembaga dengan menggunakan mekanisme pengesahan belanja modal.

(3) Kegiatan rehabilitasi mangrove dan pengembangan kegiatan pariwisata sebagaimana dimaksud pada ayat (1) huruf b ditetapkan dan dicatat sebagai kegiatan kementerian/lembaga dengan menggunakan mekanisme pengesahan belanja atau mekanisme pembiayaan.

(4) Dalam hal anggaran pengesahan belanja yang dilaksanakan oleh kementerian/lembaga sebagaimana dimaksud pada ayat (2) dan ayat (3) belum tersedia, dapat dilakukan penyesuaian Belanja Negara.

(5) Pelaksanaan pengesahan belanja sebagaimana dimaksud pada ayat (2) dan ayat (3), serta penyesuaian Belanja Negara sebagaimana dimaksud pada ayat (4) dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat tahun berkenaan.

(6) Penerimaan . . .

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(6) Penerimaan kembali dari Pinjaman Pemerintah Daerah dalam rangka pemulihan ekonomi nasional digunakan sebagai dana Investasi Pemerintah untuk pemberian pinjaman kepada Badan Layanan Umum, badan usaha, dan/atau pemerintah daerah sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 35

(1) BMN yang dari awal pengadaannya direncanakan untuk disertakan menjadi tambahan modal Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara, ditetapkan menjadi PMN pada Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara tersebut.

(2) Ketentuan mengenai tata cara penetapan PMN untuk BMN yang dari awal pengadaannya direncanakan untuk disertakan menjadi tambahan modal Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan di bidang pengelolaan BMN.

(3) Pemerintah melakukan penambahan PMN yang berasal dari piutang Negara dan dana tunai sebagai pembiayaan investasi pada Badan Usaha Milik Negara/Lembaga/Badan Hukum Lainnya sebagaimana tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini.

(4) Dalam rangka meningkatkan kapasitas usaha Badan Bank Tanah, Pemerintah melakukan penambahan PMN yang berasal dari BMN melalui mekanisme pemindahtanganan BMN sesuai dengan ketentuan peraturan perundang-undangan.

(5) Untuk menjaga kecukupan modal, kepada PT Asabri (Persero) diberikan PMN paling banyak sebesar sisa penerimaan hasil sitaan atau rampasan Kejaksaan Agung terkait tindak pidana korupsi PT Asabri (Persero) yang telah mendapat putusan pengadilan yang berkekuatan hukum tetap dan telah disetorkan ke kas negara.

(6) Penambahan . . .

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(6) Penambahan PMN sebagaimana dimaksud pada ayat (1), ayat (3), dan ayat (4), serta pemberian PMN sebagaimana dimaksud pada ayat (5), ditetapkan dengan Peraturan Pemerintah.

Pasal 36

(1) Pemerintah dalam mengurus kekayaan negara yang dipisahkan dan dikelola oleh Badan Usaha Milik Negara atau badan lainnya, akan meningkatkan dan mengoptimalkan manfaat ekonomi, sosial, memperkuat rantai produksi dalam negeri, meningkatkan daya saing, serta memperkuat penguasaan pasar dalam negeri.

(2) Pemerintah dalam menangani kekayaan negara yang dipisahkan dan dikelola oleh Badan Usaha Milik Negara, atau badan lainnya, agar menjaga aset yang bersumber dari cabang-cabang produksi yang penting dan menguasai hajat hidup orang banyak serta aset bumi, air, dan kekayaan didalamnya, tetap dikuasai oleh negara sesuai dengan ketentuan peraturan perundang-undangan.

(3) Untuk mengoptimalkan pendapatan dari kekayaan negara yang dipisahkan, penyelesaian piutang pada Badan Usaha Milik Negara dilakukan:
   a. sesuai dengan ketentuan peraturan perundang-undangan di bidang perseroan terbatas, badan usaha milik negara, dan perbankan;
   b. memperhatikan prinsip tata kelola pemerintahan yang baik; dan
   c. Pemerintah melakukan pengawasan penyelesaian piutang pada Badan Usaha Milik Negara tersebut.

Pasal 37

(1) Pemerintah dapat memberikan pinjaman kepada pemerintah asing dan menetapkan pemerintah asing penerima pinjaman untuk pencapaian kepentingan nasional Indonesia.

(2) Anggaran pemberian pinjaman sebagaimana dimaksud pada ayat (1) dapat bersumber dari penerimaan negara bukan pajak Lembaga Dana Kerja Sama Pembangunan Internasional.

Pasal 38 . . .

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Pasal 38

(1) Menteri Keuangan diberikan kewenangan untuk mengelola anggaran Kewajiban Penjaminan Pemerintah untuk:
   a. dukungan penjaminan dalam rangka Penyediaan Infrastruktur Nasional;
   b. dukungan penjaminan pada program pemulihan ekonomi nasional;
   c. penugasan penyediaan pembiayaan infrastruktur daerah kepada Badan Usaha Milik Negara; dan/atau
   d. pemberian jaminan Pemerintah dalam rangka penyelenggaraan cadangan pangan Pemerintah.

(2) Dukungan penjaminan dalam rangka Penyediaan Infrastruktur Nasional sebagaimana dimaksud pada ayat (1) huruf a terdiri atas:
   a. pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional;
   b. pemberian jaminan Pemerintah untuk pelaksanaan pembangunan infrastruktur dalam proyek kerja sama Pemerintah dengan badan usaha;
   c. pemberian dan pelaksanaan jaminan Pemerintah atas pembiayaan infrastruktur melalui pinjaman langsung dari lembaga keuangan internasional kepada Badan Usaha Milik Negara; dan/atau
   d. pemberian jaminan Pemerintah untuk percepatan pembangunan infrastruktur ketenagalistrikan, infrastruktur jalan tol, infrastruktur transportasi perkeretaapian, serta penyediaan air minum.

(3) Dukungan penjaminan pada program pemulihan ekonomi nasional sebagaimana dimaksud pada ayat (1) huruf b terdiri atas:
   a. penjaminan Pemerintah yang dilakukan secara langsung oleh pemerintah dalam rangka pelaksanaan program pemulihan ekonomi nasional; dan/atau

b. penjaminan . . .

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b. penjaminan Pemerintah melalui badan usaha penjaminan yang ditunjuk dalam rangka pelaksanaan program pemulihan ekonomi nasional.

(4) Anggaran Kewajiban Penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) huruf a, huruf b, dan huruf d, diakumulasikan ke dalam rekening dana cadangan penjaminan Pemerintah dan Anggaran Kewajiban Penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) huruf c diakumulasikan ke dalam rekening dana jaminan penugasan pembiayaan infrastruktur daerah yang dibuka di Bank Indonesia.

(5) Dana yang telah diakumulasikan dalam rekening sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran kewajiban penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) pada tahun anggaran berjalan dan/atau tahun anggaran berikutnya.

(6) Dana dalam rekening dana cadangan penjaminan Pemerintah sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran kewajiban penjaminan Pemerintah antarprogram pemberian penjaminan sebagaimana dimaksud pada ayat (1) huruf d, ayat (2), dan ayat (3).

(7) Dalam hal terjadi tagihan pembayaran kewajiban penjaminan dan/atau penggantian biaya yang timbul dari pelaksanaan kewajiban penjaminan untuk dukungan penjaminan program pemulihan ekonomi nasional yang bersumber dari dana cadangan penjaminan Pemerintah sebagaimana dimaksud pada ayat (6), Pemerintah melakukan pembayaran melalui Bagian Anggaran 999.99 (Bendahara Umum Negara Pengelolaan Belanja Transaksi Khusus).

(8) Pembayaran melalui Bagian Anggaran 999.99 (Bendahara Umum Negara Pengelolaan Belanja Transaksi Khusus) sebagaimana dimaksud pada ayat (7), merupakan pengeluaran belanja transaksi khusus yang belum dialokasikan dan/atau melebihi alokasi yang telah ditetapkan dalam APBN dan/atau APBN Perubahan pada tahun anggaran berjalan.

(9) Dana . . .

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PRESIDEN REPUBLIK INDONESIA -44- ESIA (e) Dana dalam rekening dana jaminan penugas€rn pembiayaan infrastruktur daerah sebagaimana dimaksud pada ayat (41 digunakan untuk pembayaran atas penugasan penjaminan sebagaimana dimaksud pada ayat (1) huruf c. Dana yang telah diakumulasikan ke dalam rekening sebagaimana dimaksud pada ayat (4), dapat ditempatkan ke dalam instrumen Investasi Pemerintah. Penggunaan anggaran Kewajiban Penjaminan dan penggunaan dana cadangan penjaminan Pemerintah atau dana jaminan penugasan pembiayaan infrastruktur daerah sebagaimana dimaksud pada ayat l2l sampai dengan ayat (10) dilaksanakan berdasarkan ketentuan peraturan perundangundangan. (10) (1 1) Pasal 39 (1) Pembayaran bunga utang dan pengeluaran cicilan pokok utang dapat disesuaikan dengan kebutuhan realisasi pada tahun Eurggaran berjdan, yang selanjutnya dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2025 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2025. (21 Pemerintah dapat melakukan transaksi lindung nilai dalam rangka mengendalikan risiko fluktuasi beban pembayaran kewajiban utang, dan/ atau melindungi posisi nilai utang, dari risiko yang timbul maupun yang diperkirakan akan timbul akibat adanya volatilitas faktor-faktor pasar keuangan. (3) Pemenuhan kewajiban yang timbul dari transaksi lindung nilai sebagaimana dimaksud pada ayat (21 dibebankan pada anggaran pembayaran bunga utang dan/ atau pengeluaran cicilan pokok utang. (4) Kewajiban yang timbul sebagaimana dimaksud pada ayat (3) bukan merupakan kerugian keuangan negara, (5) Ketentuan lebih lanjut mengenai pelaksanaan transaksi lindung nilai sebagaimana dimaksud pada ayat (21diatur dengan Peraturan Menteri Keuangan. Pasal 40... SK No2l097l A

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Pasal 40

Pemerintah menyusun laporan:

a. pelaksanaan APBN Semester Pertama Tahun Anggaran 2025; dan

b. pertanggungjawaban atas pelaksanaan APBN Tahun Anggaran 2025,

sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 41

(1) Dalam keadaan darurat, Pemerintah dapat melakukan langkah antisipasi dengan persetujuan Dewan Perwakilan Rakyat.

(2) Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) merupakan keputusan yang tertuang di dalam kesimpulan Rapat Kerja Badan Anggaran Dewan Perwakilan Rakyat dengan Pemerintah, yang diberikan dalam waktu tidak lebih dari 2x24 (dua kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

(3) Dalam hal persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) karena suatu dan lain hal belum dapat ditetapkan, Pemerintah dapat mengambil langkah antisipasi sebagaimana dimaksud pada ayat (1) sesuai dengan ketentuan peraturan perundang-undangan.

(4) Pemerintah melaporkan langkah kebijakan sebagaimana dimaksud pada ayat (1) dalam Laporan Keuangan Pemerintah Pusat Tahun 2025.

Pasal 42

(1) Pemerintah dapat melakukan penyesuaian APBN Tahun Anggaran 2025 dengan perkembangan dan/atau perubahan keadaan, untuk dibahas bersama Dewan Perwakilan Rakyat dengan Pemerintah dalam rangka penyusunan perkiraan perubahan atas APBN Tahun Anggaran 2025, jika terjadi:

a. perkembangan . . .

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a. perkembangan indikator ekonomi makro yang tidak sesuai dengan asumsi yang digunakan sebagai acuan dalam APBN Tahun Anggaran 2025;

b. perubahan pokok-pokok kebijakan fiskal;

c. keadaan yang menyebabkan harus dilakukan pergeseran anggaran antarunit organisasi dan/atau antarprogram; dan/atau

d. keadaan yang menyebabkan SAL tahun sebelumnya harus digunakan untuk pembiayaan anggaran tahun berjalan.

(2) Perkembangan indikator ekonomi makro sebagaimana dimaksud pada ayat (1) huruf a dan perubahan pokok-pokok kebijakan fiskal sebagaimana dimaksud pada ayat (1) huruf b berupa:

a. penurunan pertumbuhan ekonomi paling sedikit 10% (sepuluh persen) di bawah asumsi yang telah ditetapkan;

b. deviasi asumsi ekonomi makro lainnya paling sedikit 10% (sepuluh persen) dari asumsi yang telah ditetapkan; dan/atau

c. penurunan penerimaan perpajakan paling sedikit 10% (sepuluh persen) dari pagu yang telah ditetapkan.

(3) SAL sebagaimana dimaksud pada ayat (1) huruf d merupakan SAL yang ada di rekening Bank Indonesia yang penggunaannya ditetapkan oleh Menteri Keuangan sesuai dengan ketentuan peraturan perundang-undangan dan dilaporkan dalam laporan pertanggungjawaban pelaksanaan atas APBN.

(4) Dalam hal dilakukan penyesuaian APBN Tahun Anggaran 2025 sebagaimana dimaksud pada ayat (1), Pemerintah mengajukan Rancangan Undang-Undang mengenai Perubahan atas Undang-Undang APBN Tahun Anggaran 2025 untuk mendapatkan persetujuan Dewan Perwakilan Rakyat sebelum Tahun Anggaran 2025 berakhir.

Pasal 43

(1) Dalam hal Lembaga Penjamin Simpanan mengalami kesulitan likuiditas, Pemerintah dapat memberikan pinjaman kepada Lembaga Penjamin Simpanan.

(2) Sumber . . .

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(2) Sumber dana untuk pemberian pinjaman sebagaimana dimaksud pada ayat (1) sebagai berikut:

a. penggunaan SAL untuk menutup kekurangan pembiayaan APBN, dengan terlebih dahulu memperhitungkan ketersediaan SAL untuk kebutuhan anggaran sampai dengan akhir tahun anggaran berjalan dan awal tahun anggaran berikutnya; dan/atau

b. penambahan utang.

(3) Dalam hal terjadi pemberian pinjaman kepada Lembaga Penjamin Simpanan sebagaimana dimaksud pada ayat (1), Pemerintah melaporkan dalam Laporan Keuangan Pemerintah Pusat Tahun 2025 termasuk sumber dana untuk pemberian pinjaman sebagaimana dimaksud pada ayat (2).

Pasal 44

(1) Pelaksanaan kegiatan persiapan, pembangunan, dan/atau pemindahan Ibu Kota Negara dilakukan oleh Otorita Ibu Kota Nusantara dan dapat dilakukan oleh kementerian/lembaga sesuai tugas dan fungsinya dengan anggaran yang bersumber dari APBN.

(2) Pengawasan terhadap pelaksanaan anggaran untuk kegiatan sebagaimana dimaksud pada ayat (1) dilakukan oleh Dewan Perwakilan Rakyat.

Pasal 45

(1) Dalam rangka mendukung kelancaran pelaksanaan persiapan, pembangunan dan pemindahan Ibu Kota Negara, serta untuk menjaga keberlangsungan penyelenggaraan layanan kepada masyarakat, sampai dengan akhir tahun 2025 Pemerintah Provinsi Kalimantan Timur, Pemerintah Daerah Kabupaten Kutai Kartanegara, dan Pemerintah Daerah Kabupaten Penajam Paser Utara, masih dapat menyelenggarakan urusan pemerintahan daerah di wilayah Ibu Kota Nusantara.

(2) Alokasi . . .

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(2) Alokasi TKD untuk Pemerintah Daerah Provinsi Kalimantan Timur, Pemerintah Daerah Kabupaten Kutai Kartanegara, dan Pemerintah Daerah Kabupaten Penajam Paser Utara sebagaimana dimaksud pada ayat (1), dihitung sesuai kondisi awal sebelum sebagian wilayahnya menjadi bagian dari wilayah Ibu Kota Nusantara.

(3) Dalam rangka penyelenggaraan pemerintahan daerah sebagaimana dimaksud pada ayat (1), Pemerintah Daerah Provinsi Kalimantan Timur, Pemerintah Daerah Kabupaten Kutai Kartanegara, dan Pemerintah Daerah Kabupaten Penajam Paser Utara, tetap dapat memungut pajak daerah dan retribusi daerah sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 46

Postur APBN Tahun Anggaran 2025 yang memuat rincian besaran Pendapatan Negara, Belanja Negara, surplus/defisit anggaran, dan Pembiayaan Anggaran tercantum dalam Lampiran II yang merupakan bagian tidak terpisahkan dari Undang-Undang ini.

Pasal 47

(1) Peraturan Presiden mengenai Rincian APBN Tahun Anggaran 2025 yang merupakan pelaksanaan dari Undang-Undang ini ditetapkan paling lambat tanggal 30 November 2024.

(2) Rincian APBN, sebagaimana dimaksud pada ayat (1), antara lain berisikan rincian program, kegiatan, klasifikasi rincian keluaran (*output*), keluaran (*output*), rincian jenis belanja, serta Kerangka Pengeluaran Jangka Menengah (KPJM) untuk Belanja Pemerintah Pusat, dan/atau pengaturan *earmarking* belanja dalam rangka menghadapi ancaman terhadap perekonomian dan/atau instabilitas sistem keuangan.

(3) Menteri . . .

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(3) Menteri Keuangan menetapkan standardisasi keluaran *(output)* dan hasil *(outcome)* dari belanja negara serta kriteria yang jelas terkait *output/outcome,* untuk mewujudkan kinerja anggaran yang lebih tepat guna dan tepat sasaran dan meningkatkan kesejahteraan rakyat, serta menciptakan kemudahan akses atas pelayanan kesehatan, pendidikan, perumahan, pekerjaan, dan/atau bantuan dari Pemerintah.

Pasal 48

(1) Dalam rangka penanggulangan bencana, Pemerintah melalui Kementerian Keuangan mengelola dana bersama penanggulangan bencana.

(2) Dana bersama penanggulangan bencana sebagaimana dimaksud pada ayat (1) dikelola secara khusus.

(3) Dalam hal sumber dana bersama penanggulangan bencana sebagaimana dimaksud pada ayat (1) yang berasal dari pinjaman luar negeri, Pemerintah dapat mengadakan pinjaman siaga.

(4) Dalam rangka pengelolaan secara khusus dana bersama penanggulangan bencana sebagaimana dimaksud pada ayat (2), dalam hal terdapat sisa dana cadangan bencana dapat diakumulasikan ke dalam dana bersama penanggulangan bencana pada tahun-tahun berikutnya.

Pasal 49

Pemerintah dalam melaksanakan APBN Tahun Anggaran 2025 mengupayakan pemenuhan sasaran pembangunan yang berkualitas, dalam bentuk:

a. penurunan kemiskinan menjadi 7,0% – 8,0% (tujuh koma nol persen sampai dengan delapan koma nol persen);
b. tingkat kemiskinan ekstrem menjadi 0% (nol persen);
c. tingkat pengangguran terbuka menjadi 4,5% – 5,0% (empat koma lima persen sampai dengan lima koma nol persen);
d. penurunan *Gini Ratio* menjadi 0,379 – 0,382 (nol koma tiga tujuh sembilan sampai dengan nol koma tiga delapan dua);

e. peningkatan . . .

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e. peningkatan Indeks Modal Manusia menjadi 0,56 (nol koma lima enam); dan

f. potensi penurunan emisi gas rumah kaca sebesar 38,6% (tiga puluh delapan koma enam persen); dan

g. peningkatan Nilai Tukar Petani menjadi 115 – 120 (seratus lima belas sampai dengan seratus dua puluh) dan Nilai Tukar Nelayan menjadi 105 – 108 (seratus lima sampai dengan seratus delapan).

Pasal 50

Segala kebijakan yang telah dilakukan di bidang keuangan negara oleh Pemerintah Pusat dan/atau pemerintah daerah untuk penanganan pandemi *Corona Virus Disease* 2019 dan pemulihan ekonomi nasional beserta hak dan kewajiban yang ditimbulkan sebelum berlakunya ketentuan mengenai penetapan berakhirnya status pandemi *Corona Virus Disease* 2019 di Indonesia, dinyatakan masih tetap berlaku sampai dengan terpenuhinya hak dan kewajiban tersebut sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 51

Pada saat Undang-Undang ini mulai berlaku, kementerian/lembaga yang mengalami pemisahan dan/atau kementerian/lembaga yang baru dibentuk, pengalokasian anggarannya harus mendapatkan persetujuan dari Dewan Perwakilan Rakyat melalui pimpinan alat kelengkapan yang khusus menangani urusan kementerian/lembaga dimaksud.

Pasal 52

Ketentuan sebagaimana dimaksud dalam Pasal 30 dan Pasal 31 mulai berlaku pada tanggal Undang-Undang ini diundangkan.

Pasal 53

Undang-Undang ini mulai berlaku pada tanggal 1 Januari 2025.

Agar . . .

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Agar setiap orang mengetahuinya, memerintahkan pengundangan Undang-Undang ini dengan penempatannya dalam Lembaran Negara Republik Indonesia.

Disahkan di Jakarta
pada tanggal 17 Oktober 2024

PRESIDEN REPUBLIK INDONESIA,

ttd.

JOKO WIDODO

Diundangkan di Jakarta
pada tanggal 17 Oktober 2024

MENTERI SEKRETARIS NEGARA
REPUBLIK INDONESIA,

ttd.

PRATIKNO

LEMBARAN NEGARA REPUBLIK INDONESIA TAHUN 2024 NOMOR 226

Salinan sesuai dengan aslinya
KEMENTERIAN SEKRETARIAT NEGARA
REPUBLIK INDONESIA
Deputi Bidang Perundang-undangan dan
Administrasi Hukum,

Lydia Silvanna Djaman

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PENJELASAN

ATAS

UNDANG-UNDANG REPUBLIK INDONESIA

NOMOR 62 TAHUN 2024

TENTANG

ANGGARAN PENDAPATAN DAN BELANJA NEGARA

TAHUN ANGGARAN 2025

I. UMUM

APBN Tahun 2025 disusun dengan mempertimbangkan faktor perekonomian global dan dilandaskan pada bauran kebijakan jangka pendek, menengah, dan panjang untuk mendorong pencapaian Visi Indonesia Emas 2045, serta memberikan ruang untuk pelaksanaan program pemerintahan selanjutnya. Hal tersebut diperlukan agar peralihan pemerintahan dapat dilakukan secara lancar pada masa transisi. Kebijakan fiskal yang disusun diharapkan dapat menjawab tantangan, baik struktural maupun siklikal, yang berasal dari global dan domestik.

Perekonomian global yang masih dinamis diperkirakan akan menjadi tantangan terhadap kinerja ekonomi ke depan dengan pertumbuhan ekonomi global diperkirakan masih stagnan di level rendah (di bawah level prapandemi). Selain itu, penurunan inflasi global yang masih terbatas menyebabkan tertundanya normalisasi kebijakan moneter bank sentral negara-negara maju. Di sisi lain, suku bunga global yang masih tinggi berdampak terhadap pengetatan likuiditas dan terbatasnya arus modal masuk ke negara-negara berkembang. Hal tersebut akan memberikan tekanan pada nilai tukar mata uang negara-negara berkembang termasuk Indonesia. Sementara itu, fragmentasi dan proteksionisme akibat tensi geopolitik yang masih eskalatif, perang Rusia-Ukraina dan konflik di Timur Tengah yang belum mereda, serta risiko persaingan hegemoni AS-Tiongkok masih berlanjut.

Di tengah berbagai gejolak global, ekonomi Indonesia tetap terjaga dengan baik. Stabilitas ekonomi domestik mampu menjaga pertumbuhan ekonomi yang tetap solid dan kesejahteraan masyarakat yang lebih baik. Laju inflasi tetap terjaga pada tingkat yang rendah, terutama bila dibandingkan dengan negara-negara mitra dagang Indonesia seperti

Jepang . . .

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Jepang, Amerika Serikat, dan India. Kinerja neraca perdagangan masih mencatatkan surplus di tengah perekonomian dunia yang relatif stagnan. Namun, surplus neraca perdagangan memperlihatkan tren penurunan. Ini menunjukkan risiko perlambatan ekonomi global yang masih perlu diwaspadai. Selain itu, tekanan perekonomian global terhadap perekonomian domestik juga mulai berdampak pada depresiasi nilai tukar rupiah terhadap dolar Amerika Serikat dan tren peningkatan *yield* SBN, sehingga perlu untuk terus diwaspadai.

Bauran kebijakan fiskal, dan moneter, serta sektor keuangan dirancang untuk dapat mendorong pertumbuhan ekonomi domestik yang kuat dan berkelanjutan pada tahun 2025. Konsumsi domestik diperkirakan masih kuat dengan terkendalinya inflasi dan penciptaan lapangan kerja. Akselerasi transformasi ekonomi terus ditingkatkan melalui revitalisasi industri termasuk hilirisasi dan ekosistem *electric vehicles (EV) industry*, penguatan sektor jasa termasuk ekonomi kreatif dan digitalisasi, serta penguatan reformasi struktural untuk meningkatkan *ease of doing business*, dan memperkuat daya saing produk ekspor dan investasi.

Selanjutnya, guna mencapai Visi Indonesia Emas 2045, yaitu menjadi negara maju dan keluar dari jebakan *middle income trap* diperlukan akselerasi pertumbuhan ekonomi. Di sisi lain, APBN harus didorong untuk semakin sehat agar dapat mewujudkan pertumbuhan ekonomi yang inklusif dan berkelanjutan. Oleh karena itu, kebijakan makro fiskal tahun 2025 diarahkan untuk menjaga keberlanjutan sekaligus penguatan program prioritas dalam mewujudkan Visi Indonesia Emas 2045. Dengan demikian, APBN 2025 disusun sebagai jangkar untuk mendukung percepatan pertumbuhan ekonomi yang inklusif dan berkelanjutan dengan kebijakan *countercyclical* yang terukur dan terkendali.

Dengan berpijak pada kebijakan reformasi struktural dan transformasi ekonomi, serta memperhitungkan berbagai risiko ekonomi global dan potensi pertumbuhan ekonomi nasional di tahun depan, maka asumsi indikator ekonomi makro di tahun 2025 ditargetkan sebagai berikut.

. Pertumbuhan ekonomi tahun 2025 ditargetkan mencapai 5,2% (lima koma dua persen). Pertumbuhan ekonomi tahun depan akan didukung oleh permintaan domestik yang kuat dan kebijakan fiskal yang efektif dalam menjaga stabilitas ekonomi serta mendorong transformasi ekonomi nasional. Faktor-faktor seperti konsumsi domestik yang kuat, keberlanjutan pembangunan infrastruktur nasional, dan langkah reformasi struktural untuk meningkatkan iklim usaha, investasi, serta daya saing, akan menjadi kunci mendorong kinerja investasi di tahun 2025. Di tengah prospek ekonomi dunia yang diperkirakan masih stagnan, berbagai upaya Pemerintah untuk mendorong diversifikasi pasar dan produk ekspor, termasuk pengembangan produk hilirisasi lanjutan, ekspor jasa termasuk ekspor . . .

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ekspor jasa melalui internet (*digitally delivered services export*) seperti animasi, desain, audio dan video, musik dan film, *games*, jasa konsultansi bisnis, periklanan, dan lainnya, diharapkan dapat meningkatkan kinerja ekspor nasional.

Inflasi akan tetap terjaga pada tingkat 2,5% (dua koma lima persen), didukung oleh terjaganya daya beli masyarakat, pengendalian inflasi pada periode hari besar keagamaan nasional, serta penerapan kebijakan *administered price* yang hati-hati. Rupiah diperkirakan masih akan menghadapi risiko ketidakpastian global pada tahun 2025, terutama yang bersumber dari perubahan kebijakan moneter The Fed sehingga diperkirakan akan mencapai Rp16.000,00 (enam belas ribu rupiah) per dollar Amerika Serikat. Suku bunga Surat Berharga Negara 10 tahun ditargetkan sebesar 7,0% (tujuh koma nol persen), didukung kehati-hatian pengelolaan anggaran sehingga dapat meningkatkan kepercayaan pasar yang pada akhirnya akan memengaruhi penurunan *yield* SBN. Namun, risiko tekanan fiskal AS juga perlu diwaspadai karena kebutuhan pembiayaan fiskal AS yang tinggi akan membutuhkan penerbitan *United States Treasury* lebih banyak, sehingga dapat mendorong kenaikan yield *United States Treasury* yang pada gilirannya dapat memengaruhi *yield* SBN. Harga minyak mentah Indonesia diperkirakan akan mencapai 82 (delapan puluh dua) dollar Amerika Serikat per barel. *Lifting* minyak dan gas bumi diperkirakan masing-masing mencapai 605.000 (enam ratus lima ribu) barel per hari dan 1.005.000 (satu juta lima ribu) barel setara minyak per hari. Di tengah berbagai tantangan yang dihadapi, *lifting* minyak dan gas pada tahun 2025 terus diupayakan untuk mempertahankan produksinya.

Tema kebijakan fiskal tahun 2025 adalah "Akselerasi Pertumbuhan Ekonomi yang Inklusif dan Berkelanjutan". Untuk mendukung tema tersebut, ditempuh melalui 2 (dua) strategi utama yaitu strategi jangka menengah-panjang dan strategi jangka pendek. Strategi jangka menengah-panjang difokuskan pada (i) peningkatan kualitas sumber daya manusia yang unggul; (ii) hilirisasi dan transformasi ekonomi hijau; (iii) inklusivitas; (iv) infrastruktur; (v) birokrasi dan regulasi; (vi) ekonomi kreatif dan kewirausahaan; (vii) pertahanan, keamanan, kemandirian pangan dan energi; serta (viii) nasionalisme, demokrasi, dan hak asasi manusia. Sementara itu strategi jangka pendek difokuskan pada: 1) pendidikan bermutu, melalui program (i) peningkatan gizi anak sekolah, serta (ii) penguatan mutu sekolah untuk *link and match;* 2) kesehatan berkualitas, melalui (i) efektivitas program jaminan kesehatan nasional untuk meningkatkan akses, kualitas, dan *financial protection,* serta (ii) akselerasi penurunan *stunting* dan kasus penyakit menular; 3) pengentasan kemiskinan dan pemerataan, melalui (i) perlindungan sosial pemberdayaan untuk percepatan graduasi, (ii) rumah layak huni dan terjangkau, (iii) Program Desa Mandiri, ketahanan pangan, petani makmur, nelayan sejahtera, dan pembangunan Ibu Kota Nusantara; dan 4) pertumbuhan ekonomi . . .

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ekonomi tinggi, melalui (i) hilirisasi, (ii) akselerasi investasi berorientasi ekspor, (iii) transformasi ekonomi hijau melalui percepatan transisi energi dan penguatan energi baru dan terbarukan.

Untuk mendukung percepatan pertumbuhan ekonomi tersebut juga disertai penguatan fiskal yang holistik untuk mewujudkan APBN sehat melalui *Collecting More, Spending Better, Prudent* dan *Innovative Financing.* Optimalisasi pendapatan (*collecting more)* dengan tetap menjaga iklim investasi, penguatan *spending better* melalui efisiensi belanja kebutuhan dasar, fokus pada program prioritas dan berorientasi pada hasil (*result based budget execution*), mendorong pembiayaan yang *prudent* dan *innovative financing* dengan memberdayakan peran badan usaha milik negara, badan layanan umum, *sovereign wealth fund,* dan *special mission vehicle* serta mendorong pengembangan skema kerja sama antara Pemerintah dan badan usaha untuk mengakselerasi pencapaian target pembangunan, serta mendorong penguatan ketahanan fiskal melalui penguatan *fiscal buffer* yang handal dan efisien, serta meningkatkan fleksibilitas dan kolaborasi yang lebih solid antara kebijakan fiskal, moneter, sektor keuangan, dan Pemerintah Daerah.

Tema Kebijakan Fiskal Tahun 2025 di atas diselaraskan dengan tema Rencana Kerja Pemerintah Tahun 2025 yaitu Akselerasi Pertumbuhan Ekonomi Yang Inklusif dan Berkelanjutan. Rencana Kerja Pemerintah Tahun 2025 disusun dalam rangka menjaga kesinambungan pembangunan menjelang peralihan pemerintahan yang baru sebagaimana diamanatkan dalam Undang-Undang Nomor 17 Tahun 2007 tentang Rencana Pembangunan Jangka Panjang Nasional Tahun 2005—2025. Dalam Rencana Kerja Pemerintah Tahun 2025 memuat pengelompokan prioritas pembangunan yang telah dipadupadankan dengan visi-misi Presiden terpilih untuk memberikan dasar bergerak yang lebih leluasa dalam kabinet yang baru, dan disusun dengan mempedomani pula Rencana Pembangunan Jangka Panjang Nasional 2025—2045 dan Rencana Pembangunan Jangka Menengah Nasional Teknokratik 2025—2029. Rencana Pembangunan Jangka Menengah Nasional Tahun 2025—2029 akan ditetapkan selambat-lambatnya tiga bulan setelah Presiden terpilih dilantik. Rencana Kerja Pemerintah Tahun 2025 adalah tahun pertama pelaksanaan RPJMN Tahun 2025—2029, oleh karena itu Arah Kebijakan dan Agenda Pembangunan Rencana Kerja Pemerintah Tahun 2025 mengacu kepada Undang-Undang Nomor 17 Tahun 2007 tentang Rencana Pembangunan Jangka Panjang Nasional Tahun 2005—2025.

Sasaran pembangunan dalam Rencana Kerja Pemerintah Tahun 2025 diarahkan untuk meningkatkan pertumbuhan ekonomi, indeks modal manusia, nilai tukar petani, nilai tukar nelayan, dan menurunkan tingkat pengangguran terbuka, rasio gini, tingkat kemiskinan, dan tingkat kemiskinan ekstrem serta intensitas emisi gas rumah kaca. Selanjutnya, sasaran . . .

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sasaran pembangunan dan arah kebijakan tersebut disajikan dalam masing-masing prioritas nasional sebagai berikut:

1. Memperkokoh ideologi Pancasila, demokrasi, dan hak asasi manusia;
2. Memantapkan sistem pertahanan keamanan negara dan mendorong kemandirian bangsa melalui swasembada pangan, energi, air, ekonomi syariah, ekonomi digital, ekonomi hijau, dan ekonomi biru;
3. Melanjutkan pengembangan infrastruktur dan meningkatkan lapangan kerja yang berkualitas, mendorong kewirausahaan, mengembangkan industri kreatif, serta mengembangkan agromaritim industri di sentra produksi melalui peran aktif koperasi;
4. Memperkuat pembangunan sumber daya manusia, sains, teknologi, pendidikan, kesehatan, prestasi olahraga, kesetaraan gender, serta penguatan peran perempuan, pemuda (generasi milenial dan generasi Z) dan penyandang disabilitas;
5. Melanjutkan hilirisasi dan mengembangkan industri berbasis sumber daya alam untuk meningkatkan nilai tambah di dalam negeri;
6. Membangun dari desa dan dari bawah untuk pertumbuhan ekonomi, pemerataan ekonomi, dan pemberantasan kemiskinan;
7. Memperkuat reformasi politik, hukum, dan birokrasi, serta memperkuat pencegahan dan pemberantasan korupsi, narkoba, judi, dan penyelundupan; serta
8. Memperkuat penyelarasan kehidupan yang harmonis dengan lingkungan, alam, dan budaya, serta peningkatan toleransi antarumat beragama untuk mencapai masyarakat yang adil dan makmur.

Agar prioritas sasaran pembangunan nasional dan prioritas nasional lainnya tersebut dapat tercapai, Pemerintah perlu tetap menjaga keberlanjutan reformasi baik dari sisi pendapatan dan belanja, serta melakukan berbagai inovasi untuk pembiayaan defisit APBN Tahun Anggaran 2025. Oleh sebab itu, konsolidasi dan reformasi fiskal harus terus dilakukan secara menyeluruh, bertahap, dan terukur. Dimulai dari penguatan sisi penerimaan negara, perbaikan sisi belanja dan pengelolaan pembiayaan yang *prudent* dan hati-hati, untuk mewujudkan pengelolaan fiskal yang lebih sehat, berdaya tahan, dan mampu menjaga stabilitas perekonomian ke depan.

Reformasi fiskal di sisi penerimaan dijalankan melalui optimalisasi pendapatan yang ditempuh melalui penggalian potensi, perluasan basis perpajakan, peningkatan kepatuhan wajib pajak, dan optimalisasi pengelolaan aset serta inovasi layanan. Dengan demikian, rasio perpajakan dapat meningkat untuk penguatan ruang fiskal, dengan tetap menjaga iklim investasi dan keberlanjutan dunia usaha serta melindungi daya beli masyarakat.

Di . . .

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Di sisi belanja, reformasi dijalankan melalui penguatan belanja agar lebih berkualitas dengan penguatan *spending better*. Upaya yang ditempuh melalui pengendalian belanja agar lebih efisien, lebih produktif, dan menghasilkan *multiplier effect* yang kuat terhadap perekonomian serta efektif untuk mendukung program-program pembangunan prioritas dan peningkatan kesejahteraan masyarakat.

Inovasi di sisi pembiayaan difokuskan untuk mendorong pembiayaan yang kreatif dalam pembangunan infrastruktur dengan melibatkan partisipasi swasta melalui Kerja Sama Pemerintah dengan Badan Usaha, penguatan peran Lembaga Pengelola Investasi, serta pendalaman pasar obligasi negara yang mengedepankan prinsip kehati-hatian.

Pembahasan Rancangan Undang-Undang tentang APBN Tahun Anggaran 2025 dilakukan Dewan Perwakilan Rakyat bersama Pemerintah dengan memperhatikan pertimbangan Dewan Perwakilan Daerah sebagaimana tercantum dalam Surat Keputusan Dewan Perwakilan Daerah Nomor 65/DPD RI/V/2023-2024 tanggal 4 September 2024.

Pembahasan Undang-Undang ini dilaksanakan oleh Pemerintah dan Dewan Perwakilan Rakyat dengan memperhatikan Putusan Mahkamah Konstitusi Nomor 35/PUU-XI/2013 tanggal 22 Mei 2014.

II. PASAL DEMI PASAL

Pasal 1
Cukup jelas.

Pasal 2
Cukup jelas.

Pasal 3
Cukup jelas.

Pasal 4
Ayat (1)
Cukup jelas.

Ayat (2)
Cukup jelas.

Ayat (3)
Huruf a
Cukup jelas.

Huruf b . . .

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Huruf b

Pihak ketiga yang pajak penghasilannya ditanggung Pemerintah adalah pihak ketiga yang memberikan jasa kepada Pemerintah atau pihak lain yang mendapat penugasan sesuai dengan ketentuan peraturan perundang-undangan dalam rangka penerbitan dan/atau pembelian kembali SBN di pasar internasional, yang antara lain agen penjual, agen pembeli/penukar, bursa efek di luar negeri, wali amanat, agen penata usaha, agen pembayar, lembaga *rating*, dan konsultan hukum internasional, tidak termasuk konsultan hukum lokal.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Ayat (7)

Cukup jelas.

Ayat (8)

Cukup jelas.

Ayat (9)

Cukup jelas.

Ayat (10)

Cukup jelas.

Ayat (11)

Cukup jelas.

Pasal 5

Ayat (1)

Cukup jelas.

Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Pendapatan sumber daya alam *non*-minyak bumi dan gas bumi bersumber dari pendapatan mineral dan batubara, kehutanan, panas bumi, serta kelautan dan perikanan tidak hanya ditujukan sebagai target penerimaan negara melainkan juga ditujukan untuk pengamanan kelestarian lingkungan.

Ayat (3) . . .

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Ayat (3)
Cukup jelas.

Ayat (4)
Cukup jelas.

Ayat (5)
Cukup jelas.

Ayat (6)
Cukup jelas.

Pasal 6
Cukup jelas.

Pasal 7
Cukup jelas.

Pasal 8
Ayat (1)
Belanja Pemerintah Pusat termasuk belanja pegawai untuk pembayaran hak keuangan dan/atau fasilitas untuk penyelenggara negara/pejabat negara yang dilakukan sesuai tata kelola penganggaran dengan memperhatikan kesinambungan fiskal.

Ayat (2)
Huruf a
Yang dimaksud dengan "Belanja Pemerintah Pusat Menurut Fungsi" antara lain terdiri atas:

1. fungsi pelayanan umum yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam penyelenggaraan kegiatan legislatif, yudikatif, dan eksekutif, termasuk pelayanan umum, pelayanan administratif, pelayanan barang, pelayanan jasa, pelayanan regulasi, dan pelayanan lainnya, dengan kualitas layanan yang baik;
2. fungsi pertahanan yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam menegakkan kedaulatan negara, mempertahankan keutuhan wilayah Negara Kesatuan Republik Indonesia serta ikut menjaga ketertiban dunia;

3. fungsi . . .

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3. fungsi ketertiban dan keamanan yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam mewujudkan keamanan, ketertiban, tegaknya hukum, ketenteraman, meningkatnya kemampuan dan potensi masyarakat dalam menangkal, mencegah, dan menanggulangi segala bentuk pelanggaran hukum dan bentuk-bentuk gangguan lainnya yang dapat meresahkan masyarakat serta penanggulangan bencana;
4. fungsi ekonomi yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam mendorong pertumbuhan ekonomi dan menjaga daya beli masyarakat di bidang perdagangan termasuk pengembangan usaha koperasi dan usaha mikro, kecil, dan menengah, ketenagakerjaan, pertanian, kehutanan, kelautan dan perikanan, bahan bakar dan energi, pertambangan, industri dan konstruksi, transportasi, serta telekomunikasi dan informatika;
5. fungsi perlindungan lingkungan hidup yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam rangka peningkatan kualitas lingkungan hidup, menjaga pelestarian sumber daya alam dan ekosistem, tata ruang dan pertanahan, serta perlindungan lingkungan hidup lainnya;
6. fungsi perumahan dan fasilitas umum yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam menyediakan akses perumahan dan kawasan permukiman layak, aman, dan terjangkau, fasilitasi peningkatan kualitas rumah, penyediaan sarana, prasarana, utilitas perumahan dan kawasan permukiman, serta perumahan dan fasilitas umum lainnya;
7. fungsi kesehatan yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam menjaga dan meningkatkan derajat kesehatan masyarakat;
8. fungsi pariwisata yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam menyediakan fasilitas, penyelenggaraan kegiatan, dan promosi, termasuk standardisasi, penyebaran informasi, dan penyusunan data statistik pariwisata;

9. fungsi . . .

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PRESIDEN REPUBLIK INDONESIA —10- 9. fungsi agama yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam kualitas kehidupan dan kerukunan hidup beragama, termasuk namun tidak terbatas pada urusan ibadah haji, serta pematraman dan pengamalan ajaran agama; lO. fungsi pendidikan yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam meningkatkan kualitas Sumber Daya Manusia di berbagai aspek yang berakhlak mulia, ddam rangka mencerdaskan kehidupan bangsa; dan 1l. fungsi perlindungan sosial yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam memberikan pelayanan sosial, jaminan sosial, pemberdayaan sosial, penyuluhan sosial, dan bantuan sosial, serta perlindungan sosial lainnya, untuk melindungi masyarakat dari kemungkinan terjadinya risiko sosial. Huruf b Cukup jelas. Huruf c Cukup jelas. Ayat (3) Cukup jelas, Ayat (4) Cukup jelas. Ayat (5) Cukup jelas. Pasal 9 Cukup jelas. Pasal 1O Ayat (1) DBH tahun anggaran berjalan yang dialokasikan per daerah telah memperhitungkan penyesuaian DBH sebesar Rp10.324.514.173.000,00 (sepuluh triliun tiga ratus dua puluh empat miliar lima ratus empat belas juta seratus tqjuh puluh tiga ribu rupiah) yang dihitung secara proporsional terhadap pagu alokasi per jenis DBH Pajak dan DBH sumber daya alam, sehingga nilai yang dialokasikan sebesar Rp164.473.790.702.O0O,00 (seratus enam puluh empat triliun empat ratus tujuh puluh tiga miliar tqiuh ratus sembilan puluh juta tqjuh ratus dua ribu rupiah). Ayat(2)... SK No210994A

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Ayat (2)

Huruf a

DBH ini terdiri atas DBH Pajak Penghasilan Pasal 21, Pasal 25, dan Pasal 29 Wajib Pajak Orang Pribadi Dalam Negeri, termasuk DBH dari Pajak Penghasilan Pasal 25 dan Pasal 29 Wajib Pajak Orang Pribadi Dalam Negeri yang pemungutannya bersifat final berdasarkan Peraturan Pemerintah mengenai Penyesuaian Pengaturan di Bidang Pajak Penghasilan dan tidak termasuk Pajak Penghasilan ditanggung Pemerintah.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Dalam hal realisasi penerimaan negara sampai dengan akhir Tahun Anggaran 2024 belum tersedia, dapat digunakan perkiraan realisasi penerimaan negara.

Yang dimaksud dengan "ketentuan peraturan perundang-undangan" adalah ketentuan peraturan perundang-undangan yang mengatur mengenai tata cara pengalokasian DBH.

Ayat (6)

Alokasi kinerja diberikan kepada daerah yang mencapai tingkat kinerja tertentu.

Ayat (7)

Cukup jelas.

Ayat (8)

Dana reboisasi dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan serta dapat mempertimbangkan kinerja atas pengelolaan hutan.

Ayat (9)

Huruf a

Cukup jelas.

Huruf b . . .

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Huruf b

Dengan ketentuan ini Daerah tidak lagi diwajibkan untuk mengalokasikan DBH minyak bumi dan gas bumi sebesar 0,5% (nol koma lima persen) untuk tambahan anggaran pendidikan dasar.

Kebijakan penggunaan DBH minyak bumi dan gas bumi untuk Provinsi Papua Barat, Provinsi Papua Barat Daya, dan Provinsi Aceh dilaksanakan sesuai dengan ketentuan Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 2 Tahun 2021 tentang Perubahan Kedua atas Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua, dan Undang-Undang Nomor 11 Tahun 2006 tentang Pemerintahan Aceh beserta peraturan turunannya.

Huruf c

Kebijakan ini merupakan konsekuensi dari perubahan kebijakan berupa pengalihan kewenangan di bidang kehutanan dari kabupaten/kota menjadi kewenangan provinsi sebagaimana diatur dalam Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 9 Tahun 2015 tentang Perubahan Kedua atas Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah.

Ayat (10)

Cukup jelas.

Ayat (11)

Cukup jelas.

Ayat (12)

Cukup jelas.

Ayat (13)

Cukup jelas.

Pasal 11

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Yang dimaksud dengan "tidak mengubah pagu TKD lainnya" adalah tidak mengubah pagu Dana Otonomi Khusus.

Yang . . .

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PRESIDEN REPUBLIK INDONESIA -13- Yang dimaksud dengan “kewajiban yang timbul bagi Daerah” adalah kewajiban pengalokasian alokasi dana desa oleh kabupaten/kota. Ayat (4) Proporsi pagu DAU daerah provinsi dan daerah kabupaten/ kota dibagi menjadi beberapa kelompok berdasarkan karakteristik tertentu. Ayat (5) Celah fiskal dihitung sebagai selisih antara kebutuhan fiskal Daerah dan potensi pendapatan Daerah. Ayat (6) Penyesuaian dilakukan agar tidak terdapat Daerah yang mengalami penurunan alokasi DAU dibandingkan alokasi DAU tahun sebelumnya. Ayat (7) Bagran DAU yang ditentukan penggunaannya untuk urusan layanan umum pada daerah provinsi/ kabupaten / kota dipergunakan untuk mendukung penggajian Pegawai Pemerintah dengan Perjanjian Kerja Daerah sebesar Rp 1 5.355. 1 4O.OOO.OO0,OO (lima belas triliun tiga ratus lima puluh lima miliar seratus empat puluh juta rupiah), dan pada Daerah kabupaten/kota dipergunakan untuk pembangunan sarana dan prasarana, pemberdayaan masyarakat di kelurahan, serta kegiatan prioritas lainnya sebesar Rp1.699.6OO.OOO.OO0,OO (satu triliun enam ratus sembilan puluh sembilan miliar enam ratus juta rupiah). Ayat (8) Cukup jelas. Ayat (9) Jumlah alokasi DAU provinsi di wilayah Papua yang dialihkan kepada kabupaten / kota di wilayah masing-masing sebesar 9oolo (sembilan puluh persen) dari alokasi DAU bidang Pendidikan. Pembagian alokasi DAU dari pengalihan alokasi DAU bidang Pendidikan provinsi di wilayah Papua untuk setiap kabupaten/ kota dihitung secara proporsional berdasarkan jumlah siswa Sekolah Menengah Atas dan Sekolah Menengah Kejuruan pada masing-masing kabupaten / kota. Pasal 12 Ayat (1) Cukup jelas. SK No2l099l A Ayat(2)...

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Ayat (2)
Cukup jelas.

Ayat (3)
Yang dimaksud dengan "kebijakan afirmatif" adalah kebijakan yang diarahkan untuk mempercepat dan memperkuat pembangunan dan perekonomian Daerah.

Ayat (4)
Cukup jelas.

Ayat (5)
Huruf a
DAK fisik untuk layanan dasar, mencakup bidang: (i) air minum, (ii) sanitasi, (iii) irigasi, (iv) konektivitas (subbidang jalan), (v) pendidikan (termasuk subbidang perpustakaan daerah), (vi) kesehatan (termasuk subbidang keluarga berencana), dan (vii) perlindungan perempuan dan anak.

Huruf b
DAK fisik dengan tema tertentu, yaitu:

1. tematik pengentasan permukiman kumuh terpadu, mencakup bidang: (i) air minum, (ii) sanitasi, (iii) perumahan dan permukiman;
2. tematik kawasan produksi pangan nasional, mencakup bidang: (i) pangan pertanian, (ii) konektivitas (subbidang jalan dan subbidang transportasi perairan), (iii) irigasi, dan (iv) pangan akuatik;
3. tematik pengembangan ekosistem dan rantai pasok kawasan industri, mencakup bidang: (i) industri kecil dan menengah, (ii) perdagangan, (iii) konektivitas (subbidang jalan), (iv) air minum, dan (v) sanitasi.

Ayat (6)
Dana bantuan operasional satuan pendidikan terdiri atas dana bantuan operasional sekolah, dana bantuan operasional penyelenggaraan pendidikan anak usia dini, dan dana bantuan operasional penyelenggaraan pendidikan kesetaraan.

Dana tunjangan guru aparatur sipil negara Daerah terdiri atas dana tunjangan profesi guru aparatur sipil negara Daerah, dana tambahan penghasilan guru aparatur sipil negara Daerah, dan dana tunjangan khusus guru aparatur sipil negara Daerah di daerah khusus.

Dana bantuan operasional kesehatan terdiri atas dana bantuan operasional kesehatan dinas dan dana bantuan operasional kesehatan puskesmas.

Ayat (7) . . .

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Ayat (7)
Cukup jelas.

Pasal 13
Ayat (1)
Huruf a
Pembagian Dana Otonomi Khusus untuk provinsi-provinsi di wilayah Papua dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Huruf b
Cukup jelas.

Huruf c
Pembagian DTI untuk provinsi-provinsi di wilayah Papua dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Ayat (2)
Yang dimaksud dengan "data" adalah data yang disediakan oleh instansi yang berwenang antara lain berupa data Indeks Pembangunan Manusia, Indeks Kemahalan Konstruksi, Indeks Kesulitan Geografis, dan Indeks Desa Membangun pada level provinsi dan kabupaten/kota, terutama data untuk provinsi daerah otonom baru.

Ayat (3)
Yang dimaksud dengan "Daerah baru di wilayah Papua" mencakup Provinsi Papua Selatan, Provinsi Papua Tengah, Provinsi Papua Pegunungan, dan Provinsi Papua Barat Daya.

Ayat (4)
Yang dimaksud dengan "DTI untuk Daerah baru" adalah DTI untuk Provinsi Papua Selatan, Provinsi Papua Tengah, Provinsi Papua Pegunungan, dan Provinsi Papua Barat Daya.

Ayat (5)
Cukup jelas.

Ayat (6)
Cukup jelas.

Pasal 14
Ayat (1)
Huruf a
Cukup jelas.
Huruf b
Kebijakan Pemerintah Pusat antara lain berupa *burden sharing* pendanaan.

Ayat (2) . . .

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Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Yang dimaksud dengan "desa dengan kinerja terbaik" adalah desa yang memiliki hasil penilaian kinerja terbaik di masing-masing kabupaten/kota. Penilaian kinerja berdasarkan kriteria utama dan kriteria kinerja antara lain:

1. pengelolaan keuangan desa;
2. pengelolaan Dana Desa;
3. capaian keluaran (*output*) Dana Desa; dan
4. capaian hasil (*outcome*) pembangunan desa.

Huruf d

Data jumlah desa, jumlah penduduk, angka kemiskinan, luas wilayah, dan tingkat kesulitan geografis bersumber dari kementerian terkait dan/atau lembaga yang menyelenggarakan urusan pemerintahan di bidang statistik.

Dalam hal data tidak tersedia, terdapat anomali data, atau data tidak memadai, penghitungan Dana Desa dilakukan berdasarkan:

a. data yang digunakan dalam penghitungan Dana Desa tahun anggaran sebelumnya;
b. data yang dibagi secara proporsional antara desa pemekaran dan desa induk dan/atau menggunakan data desa induk;
c. rata-rata data desa dalam satu kecamatan dimana desa tersebut berada;
d. data hasil pembahasan dengan kementerian/lembaga penyedia data; dan/atau
e. data hasil penyesuaian atas data dengan menggunakan data yang digunakan pada penghitungan Dana Desa tahun anggaran sebelumnya dan/atau data yang dirilis pada laman kementerian/lembaga penyedia data terkait.

Ayat (3)

Kriteria tertentu antara lain desa yang memiliki tata kelola keuangan yang efektif, efisien, dan bebas dari korupsi.

Ayat (4) . . .

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Ayat (4)
Cukup jelas.

Ayat (5)
Huruf a
Cukup jelas.

Huruf b
Cukup jelas.

Huruf c
Cukup jelas.

Huruf d
Cukup jelas.

Huruf e
Pengembangan potensi dan keunggulan desa antara lain pengembangan desa wisata, desa devisa, dan desa argoekonomi sesuai karakteristik desa.

Huruf f
Cukup jelas.

Huruf g
Yang dimaksud dengan "pembangunan berbasis padat karya tunai" adalah kegiatan pembangunan desa yang dilakukan oleh penduduk desa dalam rangka meningkatkan kesejahteraan, antara lain pembangunan rumah murah dengan sanitasi baik untuk masyarakat yang membutuhkan.

Huruf h
Yang dimaksud dengan "program sektor prioritas lainnya di desa" antara lain bantuan permodalan kepada badan usaha milik desa.

Ayat (6)
Cukup jelas.

Ayat (7)
Peraturan Menteri Keuangan memuat antara lain penetapan rincian Dana Desa setiap desa, pengalokasian Dana Desa, penggunaan dan penyaluran Dana Desa.

Penetapan rincian Dana Desa setiap desa dimaksud merupakan dasar penetapan alokasi Dana Desa per kabupaten/kota yang ditetapkan dalam Peraturan Presiden mengenai rincian APBN.

Pasal 15 . . .

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Pasal 15
Cukup jelas.

Pasal 16
Ayat (1)
Huruf a
Cukup jelas.

Huruf b
Cukup jelas.

Huruf c
Cukup jelas.

Huruf d
Yang dimaksud dengan "anggaran yang diwajibkan dalam peraturan perundang-undangan" antara lain kewajiban anggaran pendidikan, alokasi Dana Desa, dan iuran jaminan kesehatan.

Ayat (2)
Cukup jelas.

Pasal 17
Ayat (1)
Cukup jelas.

Ayat (2)
Program Pengelolaan Subsidi dilaksanakan secara efektif, efisien, dan tepat sasaran guna memberikan manfaat yang optimal bagi pengentasan kemiskinan dan ketimpangan pendapatan masyarakat.

Ayat (3)
Yang dimaksud dengan "asumsi dasar ekonomi makro" adalah harga minyak mentah dan nilai tukar rupiah.

Yang dimaksud dengan "parameter" adalah semua variabel yang memengaruhi perhitungan subsidi, antara lain: besaran subsidi harga, volume konsumsi bahan bakar minyak dan gas bersubsidi, harga indeks minyak dan gas bersubsidi, volume penjualan listrik bersubsidi, dan volume pupuk bersubsidi.

Dalam rangka melaksanakan program pengelolaan subsidi (jenis bahan bakar tertentu, listrik, LPG tabung 3 kg, pupuk, dan lain sebagainya) yang lebih tepat sasaran, mulai tahun 2025, Pemerintah akan melaksanakan penguatan basis data dan pengawasan implementasinya. Pelaksanaan penyaluran subsidi dengan berbasis data pengguna akan dilakukan secara bertahap dengan mempertimbangkan kesiapan teknis, kondisi ekonomi, dan/atau daya beli masyarakat.

Ayat (4) . . .

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Ayat (4)

Cukup jelas.

Pasal 18

Ayat (1)

Kenaikan PNBP sumber daya alam yang dibagihasilkan dan diperhitungkan dengan persentase tertentu atas peningkatan belanja subsidi energi dan/atau kompensasi, tidak dibagihasilkan ke daerah dan tidak diperhitungkan sebagai kurang bayar DBH.

Ayat (2)

Cukup jelas.

Pasal 19

Cukup jelas.

Pasal 20

Ayat (1)

Huruf a

Perubahan anggaran belanja yang bersumber dari PNBP yang merupakan penggunaan PNBP melebihi target yang telah ditetapkan, dilakukan analisis kebutuhan riil kementerian/lembaga oleh Kementerian Keuangan dengan memperhatikan fleksibilitas instansi pemerintah yang menerapkan Pola Pengelolaan Keuangan Badan Layanan Umum.

Dalam hal realisasi PNBP yang melampaui target penerimaan dalam APBN, dapat digunakan untuk belanja dengan ketentuan sebagai berikut:

1. digunakan untuk belanja kementerian/lembaga tertentu paling tinggi sebesar 7,5% (tujuh koma lima persen) dari tambahan realisasi penerimaan PNBP dalam APBN; atau
2. digunakan untuk belanja kementerian/lembaga tertentu lebih dari 7,5% (tujuh koma lima persen) dari tambahan realisasi penerimaan PNBP dalam APBN, setelah berkonsultasi dengan Dewan Perwakilan Rakyat dalam hal ini Badan Anggaran Dewan Perwakilan Rakyat.

Ketentuan tersebut di atas dikecualikan untuk PNBP yang diperoleh dari:

a. layanan yang membutuhkan biaya untuk pelaksanaan layanan berkenaan, sehingga dapat diberikan sesuai kebutuhan, antara lain: untuk penyelenggaraan pendidikan, kesehatan, penelitian, pengujian laboratorium, pengujian dalam rangka sertifikasi, advis teknis, penilaian, pelatihan, dan diklat kepemimpinan;

b. penggunaan . . .

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b. penggunaan dan pemanfaatan BMN;

c. pengelolaan dana;

d. satker dengan pengelolaan keuangan Badan Layanan Umum; dan

e. putusan *pro justitia* yang telah berkekuatan hukum tetap.

Realisasi penggunaan PNBP dilaporkan kepada Badan Anggaran secara triwulanan.

Huruf b

Cukup jelas.

Huruf c

Perubahan anggaran belanja yang bersumber dari pinjaman karena:

a. perubahan kurs;

b. sebab lain sepanjang perubahan tersebut tidak mengakibatkan pelampauan pagu belanja kementerian/lembaga;

c. untuk penanggulangan bencana,

merupakan kewenangan Pemerintah.

Perubahan anggaran belanja yang bersumber dari pinjaman yang mengakibatkan pelampauan pagu belanja kementerian/lembaga selain huruf a dan huruf c di atas, dilakukan dengan mempertimbangkan kemampuan keuangan negara dan harus mendapat persetujuan dari alat kelengkapan Dewan Perwakilan Rakyat yang khusus menangani urusan kementerian/lembaga dimaksud.

Persetujuan tersebut diberikan dalam jangka waktu paling lama 30 (tiga puluh) hari kalender terhitung sejak permohonan diterima oleh alat kelengkapan Dewan Perwakilan Rakyat yang khusus menangani urusan kementerian/lembaga dimaksud.

Apabila karena satu dan lain hal persetujuan belum dapat diberikan dalam jangka waktu dimaksud, Pemerintah melaksanakan perubahan anggaran belanja yang bersumber dari pinjaman yang mengakibatkan pelampauan pagu belanja kementerian/lembaga tersebut serta melaporkannya dalam Laporan Keuangan Pemerintah Pusat.

Huruf d . . .

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Huruf d

Cukup jelas.

Huruf e

Cukup jelas.

Huruf f

Perubahan anggaran dimaksud dapat bersumber dari:

1. rupiah murni;
2. pinjaman;
3. hibah;
4. sisa klaim asuransi BMN;
5. dana bersama penanggulangan bencana dan/atau hasil pengembangannya; dan/atau
6. penerimaan lain yang sah.

Huruf g

Perubahan anggaran cadangan kompensasi dalam program belanja dilakukan berdasarkan perubahan asumsi dasar ekonomi makro, perubahan parameter, perubahan kebijakan, dan/atau pembayaran kewajiban kompensasi tahun-tahun sebelumnya.

Huruf h

Pemanfaatan belanja BUN Pengelolaan Belanja Lainnya diprioritaskan untuk pendanaan program prioritas Pemerintah yang berkaitan dengan perlindungan sosial, penanggulangan bencana, penguatan program penuntasan kemiskinan ekstrem, ketersediaan dan keterjangkauan harga pangan, keperluan mendesak untuk ketertiban dan keamanan nasional, dan/atau pemenuhan kewajiban Pemerintah (subsidi dan/atau kompensasi).

Huruf i

Cukup jelas.

Huruf j

Cukup jelas.

Huruf k

Cukup jelas.

Huruf l . . .

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Huruf l

Yang dimaksud dengan "*ineligible expenditure*" adalah pengeluaran-pengeluaran yang tidak diperkenankan dibiayai dari dana pinjaman/hibah luar negeri karena tidak sesuai dengan kesepakatan dalam Perjanjian Pinjaman dan/atau Hibah Luar Negeri.

Huruf m

Cukup jelas.

Huruf n

Cukup jelas.

Huruf o

Cukup jelas.

Ayat (2)

Pinjaman baru merupakan pinjaman yang dilakukan Pemerintah setelah Undang-Undang tentang APBN Tahun Anggaran 2025 diundangkan.

Pinjaman baru setelah penetapan Undang-Undang tentang APBN Tahun Anggaran 2025 dapat berupa pinjaman luar negeri kegiatan dan pinjaman dalam negeri termasuk pinjaman yang diteruspinjamkan dan/atau diterushibahkan.

Ayat (3)

Yang dimaksud dengan "perubahan pagu Pemberian Pinjaman" adalah peningkatan pagu Pemberian Pinjaman akibat adanya lanjutan Pemberian Pinjaman yang bersifat tahun jamak, percepatan penarikan Pemberian Pinjaman yang sudah disetujui dalam rangka mengoptimalkan pemanfaatan Pemberian Pinjaman dan/atau penambahan pagu Pemberian Pinjaman untuk penerbitan Surat Perintah Pembukuan/Pengesahan atas transaksi dokumen bukti penarikan pinjaman dan/atau hibah yang dikeluarkan oleh pemberi pinjaman dan/atau hibah (*Notice of Disbursement*-NOD). Perubahan pagu Pemberian Pinjaman tersebut tidak termasuk Pemberian Pinjaman baru yang belum dialokasikan dalam APBN Tahun Anggaran 2025.

Yang dimaksud dengan "*closing date*" adalah tanggal batas akhir penarikan dana pinjaman/hibah luar negeri melalui penerbitan Surat Perintah Pencairan Dana oleh Kantor Pelayanan Perbendaharaan Negara.

Ayat (4) . . .

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Ayat (4)

Perubahan pagu ini dipergunakan untuk penerbitan Surat Perintah Pembukuan/Pengesahan atas transaksi dokumen bukti penarikan Pinjaman dan/atau Hibah yang dikeluarkan oleh pemberi Pinjaman dan/atau Hibah *(Notice of Disbursement*-NOD).

Ayat (5)

Yang dimaksud dengan "uang muka kontrak kegiatan yang dibiayai pinjaman luar negeri" adalah Alokasi Rupiah Murni yang wajib disediakan pemerintah dalam Daftar Isian Pelaksanaan Anggaran Kementerian/Lembaga Pengguna Pinjaman Luar Negeri, untuk membayar sejumlah tertentu kepada penyedia barang dan/atau jasa sebagai salah satu persyaratan pengefektifan kontrak. Tanpa pembayaran uang muka, pinjaman luar negeri yang perjanjian pinjamannya telah ditandatangani tidak dapat dicairkan.

Ayat (6)

Cukup jelas.

Ayat (7)

Yang dimaksud dengan "dilaporkan" adalah laporan yang disampaikan dalam rapat kerja.

Ayat (8)

Cukup jelas.

Pasal 21

Ayat (1)

Pemberian hibah kepada pemerintah asing/lembaga asing dilakukan dalam bentuk uang tunai dan/atau uang untuk membiayai kegiatan.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Pemerintah dapat memberikan hibah kepada pemerintah daerah antara lain dalam rangka penanggulangan bencana.

Anggaran pemberian hibah dapat bersumber dari realokasi anggaran kegiatan kementerian/lembaga yang sudah menjadi kewenangan pemerintah daerah.

Pasal 22 . . .

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Pasal 22

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Pendanaan operasional penyelenggaraan pendidikan termasuk program makan bergizi pada lembaga yang berkaitan dengan penyelenggaraan pendidikan baik umum maupun keagamaan.

Ayat (4)

Pos pembiayaan untuk dana abadi di bidang pendidikan antara lain untuk:

a. dana abadi pendidikan yang di dalamnya termasuk dana abadi pesantren;

b. dana abadi penelitian;

c. dana abadi kebudayaan; dan

d. dana abadi perguruan tinggi.

Dana abadi pendidikan, dana abadi penelitian, dan dana abadi perguruan tinggi dikelola oleh Lembaga Pengelola Dana Pendidikan sebagai *endowment fund*.

Dana abadi pendidikan yang di dalamnya termasuk dana abadi pesantren merupakan dana yang diakumulasikan dalam bentuk dana abadi yang berasal dari alokasi anggaran pendidikan tahun-tahun sebelumnya sebagai dana abadi pendidikan.

Hasil pengelolaan dana abadi pendidikan dimaksud digunakan untuk menjamin keberlangsungan program pendidikan bagi generasi berikutnya termasuk pendidikan pesantren dan pendidikan keagamaan sebagai bentuk pertanggungjawaban antargenerasi.

Bentuk, skema, dan cakupan bidang pendidikan yang di dalamnya termasuk dana abadi pesantren dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Dana abadi penelitian merupakan dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan dalam rangka penelitian, pengembangan, pengkajian, dan penerapan untuk menghasilkan invensi dan inovasi.

Bentuk . . .

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Bentuk, skema, dan cakupan bidang penelitian, pengembangan, pengkajian, dan penerapan untuk menghasilkan invensi dan inovasi dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Dana abadi kebudayaan merupakan dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung kegiatan terkait pemajuan kebudayaan.

Bentuk, skema, dan cakupan bidang kebudayaan dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Dana abadi perguruan tinggi merupakan dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung pengembangan perguruan tinggi kelas dunia di perguruan tinggi terpilih.

Bentuk, skema, dan cakupan bidang pengembangan perguruan tinggi dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Ayat (5)
Cukup jelas.

Ayat (6)
Rincian yang terkait dengan Anggaran Pendidikan juga mencakup kementerian/lembaga yang menjalankan program, nonkementerian/lembaga, dan investasi Pemerintah.

Pasal 23
Ayat (1)
Cukup jelas.

Ayat (2)
Huruf a
Cukup jelas.

Huruf b
Dalam pelaksanaan PMN, Komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Rakyat melakukan dan menuntaskan pendalaman dalam waktu paling lama 45 (empat puluh lima) hari kerja sejak diajukan permohonan penjadwalan rapat kerja pendalaman oleh Pemerintah.

Dalam hal pendalaman sebagaimana dimaksud di atas, karena satu dan lain hal belum dapat dituntaskan, Pemerintah dapat mengambil langkah-langkah PMN sesuai dengan ketentuan peraturan perundang-undangan, serta melaporkan langkah-langkah tersebut dalam Laporan Keuangan Pemerintah Pusat Tahun 2025.

Huruf c . . .

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Huruf c
Cukup jelas.

Huruf d
Cukup jelas.

Ayat (3)
Cukup jelas.

Ayat (4)
Cukup jelas.

Pasal 24

Ayat (1)
Yang dimaksud dengan "defisit" adalah defisit sebagaimana ditetapkan dalam Undang-Undang Nomor 17 Tahun 2003 tentang Keuangan Negara.

Ayat (2)
Cukup jelas.

Ayat (3)
Cukup jelas.

Ayat (4)
Cukup jelas.

Pasal 25
Cukup jelas.

Pasal 26
Cukup jelas.

Pasal 27

Ayat (1)
Yang dimaksud dengan "krisis pasar SBN domestik" adalah kondisi krisis pasar SBN berdasarkan indikator Protokol Manajemen Krisis (*Crisis Management Protocol*) pasar SBN yang ditetapkan oleh Menteri Keuangan.

Penggunaan dana SAL untuk melakukan stabilisasi pasar SBN dapat dilakukan apabila kondisi pasar SBN telah ditetapkan oleh Menteri Keuangan pada level krisis.

Krisis di pasar SBN tersebut dapat memicu krisis di pasar keuangan secara keseluruhan, mengingat sebagian besar lembaga keuangan memiliki SBN. Situasi tersebut juga dapat memicu krisis fiskal, apabila Pemerintah harus melakukan upaya penyelamatan lembaga keuangan nasional.

Stabilisasi . . .

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Stabilisasi pasar SBN domestik dilakukan melalui pembelian SBN di pasar sekunder oleh Menteri Keuangan.

Ayat (2)
Cukup jelas.

Ayat (3)
Cukup jelas.

Ayat (4)
Cukup jelas.

Pasal 28
Ayat (1)
Huruf a
Penggunaan tambahan anggaran yang berasal dari dana SAL termasuk untuk memenuhi kebutuhan mendesak dan/atau prioritas yang timbul pada tahun anggaran berjalan antara lain untuk menurunkan pembiayaan utang, cadangan belanja Ibu Kota Nusantara/sentra pertumbuhan ekonomi baru, cadangan kompensasi, cadangan kurang bayar DBH, dan/atau cadangan kurang bayar subsidi.

Huruf b
Cukup jelas.

Huruf c
Cukup jelas.

Huruf d
Khusus untuk pemanfaatan saldo kas Badan Layanan Umum dilakukan dengan mempertimbangkan operasional dan manajemen kas Badan Layanan Umum.

Huruf e
Yang dimaksud dengan "penyesuaian Belanja Negara" termasuk melakukan pengutamaan penggunaan anggaran, pemotongan anggaran Belanja Negara, dan/atau penyesuaian pagu.

Ayat (2)
Yang dimaksud dengan "Persetujuan Dewan Perwakilan Rakyat" adalah kesepakatan Pemerintah dengan Badan Anggaran Dewan Perwakilan Rakyat.

Persetujuan Dewan Perwakilan Rakyat diberikan dalam jangka waktu 3x24 (tiga kali dua puluh empat) jam setelah pemberitahuan disampaikan Pemerintah.

Dalam . . .

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Dalam hal jangka waktu persetujuan tersebut di atas terlampaui dan Dewan Perwakilan Rakyat belum memberikan persetujuan, Pemerintah dapat melaksanakan penerbitan SBN dimaksud.

Ayat (3)
Cukup jelas.

Ayat (4)
Perubahan komposisi instrumen pembiayaan utang meliputi perubahan SBN neto, penarikan Pinjaman Dalam Negeri, dan/atau penarikan Pinjaman Luar Negeri. Penarikan Pinjaman Luar Negeri meliputi penarikan Pinjaman Tunai dan Pinjaman Kegiatan.

Dalam hal Pinjaman Luar Negeri dan/atau Pinjaman Dalam Negeri tidak tersedia dapat digantikan dengan penerbitan SBN atau sebaliknya dalam rangka menjaga ketahanan ekonomi dan fiskal.

Ayat (5)
Cukup jelas.

Ayat (6)
Cukup jelas.

Ayat (7)
Cukup jelas.

Pasal 29
Ayat (1)
Ancaman yang membahayakan perekonomian nasional dan/atau stabilitas sistem keuangan termasuk kondisi geopolitik yang berdampak terhadap perekonomian global dan domestik.
Termasuk langkah kebijakan yang dapat ditempuh untuk menghadapi ancaman perekonomian dan/atau stabilitas sistem keuangan tersebut antara lain melakukan penyesuaian besaran Pendapatan Negara, Belanja Negara dan/atau Pembiayaan Anggaran.

Ayat (2)
Cukup jelas.

Pasal 30
Ayat (1)
Pemenuhan pembiayaan APBN Tahun Anggaran 2025 dapat juga berasal dari hasil penerbitan SBN dalam triwulan keempat Tahun 2024, dalam hal perkiraan realisasi penerimaan negara dan/atau perkiraan realisasi pengeluaran negara tidak sesuai dengan target Tahun 2024.

Ayat (2) . . .

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Ayat (2)
Cukup jelas.

Pasal 31
Cukup jelas.

Pasal 32
Cukup jelas.

Pasal 33
Ayat (1)
Saldo kas pada Badan Layanan Umum dan dana yang ditampung dalam rekening investasi Bendahara Umum Negara dialokasikan sebagai penerimaan pembiayaan lainnya untuk dapat menjadi anggaran dan/atau tambahan anggaran pengeluaran pembiayaan investasi pada Bagian Anggaran Bendahara Umum Negara Pengelolaan Investasi Pemerintah.

Ayat (2)
Cukup jelas.

Pasal 34
Ayat (1)
Cukup jelas.

Ayat (2)
Mekanisme pengesahan belanja modal merupakan pertanggungjawaban penggunaan dana jangka panjang dan/atau dana cadangan pada Badan Layanan Umum Lembaga Manajemen Aset Negara.

Ayat (3)
Mekanisme pengesahan belanja merupakan pertanggungjawaban penggunaan dana abadi, dana jangka panjang, dan/atau dana cadangan pada Badan Layanan Umum Badan Pengelola Dana Lingkungan Hidup.

Ayat (4)
Cukup jelas.

Ayat (5)
Cukup jelas.

Ayat (6)
Yang dimaksud dengan "ketentuan peraturan perundang-undangan" antara lain peraturan perundang-undangan di bidang Investasi Pemerintah.

Pengelolaan . . .

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Pengelolaan selanjutnya dilakukan oleh PT. Sarana Multi Infrastruktur (Persero).

Pasal 35

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Yang dimaksud dengan "hasil sitaan atau rampasan" adalah hasil yang diperoleh pada tahun 2021, 2022, 2023, 2024, dan 2025.

Ayat (6)

Terhadap penambahan PMN sebagaimana dimaksud pada ayat (1) dan ayat (4), serta pemberian PMN sebagaimana dimaksud pada ayat (5), Komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Rakyat melakukan pendalaman dalam waktu paling lama 45 (empat puluh lima) hari kerja sejak diajukan permohonan penjadwalan rapat kerja pendalaman oleh Pemerintah. Kegiatan pendalaman PMN dimulai pada triwulan I Tahun 2025.

Dalam hal pendalaman sebagaimana dimaksud di atas, karena satu dan lain hal belum dapat dituntaskan, Pemerintah dapat mengambil langkah PMN sesuai dengan ketentuan peraturan perundang-undangan, serta melaporkan langkah-langkah tersebut dalam Laporan Keuangan Pemerintah Pusat Tahun 2025.

Pasal 36

Cukup jelas.

Pasal 37

Ayat (1)

Pencapaian kepentingan nasional Indonesia dilaksanakan dalam rangka pelaksanaan diplomasi ekonomi Indonesia.

Ayat (2)

Cukup jelas.

Pasal 38 . . .

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Pasal 38

Ayat (1)

Penjaminan Pemerintah untuk masing-masing program dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Ayat (2)

Huruf a

Pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional dibatasi hanya pada proyek strategis nasional yang telah memperoleh surat jaminan oleh Pemerintah sebagaimana diatur dengan Peraturan Menteri Keuangan mengenai tata cara pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional.

Huruf b

Pelaksanaan penjaminan infrastruktur dalam proyek kerja sama Pemerintah dengan badan usaha yang dibatasi pada proyek kerja sama Pemerintah dengan badan usaha dengan penanggung jawab proyek kerja sama adalah pemerintah daerah, Badan Usaha Milik Negara, dan Badan Usaha Milik Daerah.

Huruf c

Cukup jelas.

Huruf d

Pemberian jaminan Pemerintah untuk percepatan pembangunan infrastruktur ketenagalistrikan dibatasi hanya pada proyek yang telah memperoleh jaminan pinjaman oleh Pemerintah kepada kreditur sehubungan dengan pembayaran kembali pinjaman PT Perusahaan Listrik Negara (Persero) selaku pelaksana penugasan pembangunan infrastruktur kelistrikan.

Ayat (3)

Cukup jelas.

Ayat (4)

Pembentukan rekening dana cadangan penjaminan Pemerintah ditujukan terutama untuk menghindari pengalokasian anggaran kewajiban penjaminan Pemerintah dalam jumlah besar dalam satu tahun anggaran di masa yang akan datang, menjamin ketersediaan dana yang jumlahnya sesuai kebutuhan, menjamin pembayaran klaim secara tepat waktu dan memberikan kepastian kepada pemangku kepentingan (termasuk kreditur/investor).

Ayat (5) . . .

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Ayat (5)
Cukup jelas.

Ayat (6)
Cukup jelas.

Ayat (7)
Mekanisme pembayaran pengeluaran belanja transaksi khusus atas klaim kewajiban dan/atau penggantian biaya yang timbul dari pelaksanaan kewajiban penjaminan untuk program penjaminan pemulihan ekonomi nasional dilaksanakan melalui pemindahbukuan dana cadangan penjaminan ke rekening kas umum negara dan diperlakukan sebagai penerimaan pembiayaan. Bukti pemindahbukuan dana cadangan penjaminan dijadikan sebagai dasar pagu belanja transaksi khusus dalam penyusunan daftar isian pelaksanaan anggaran.

Ayat (8)
Cukup jelas.

Ayat (9)
Cukup jelas.

Ayat (10)
Penempatan dana cadangan ke dalam instrumen investasi Pemerintah dimaksudkan dalam rangka optimalisasi dana cadangan.

Ayat (11)
Cukup jelas.

Pasal 39
Ayat (1)
Penyesuaian pembayaran bunga utang dan pengeluaran cicilan pokok utang dengan kebutuhan realisasi pada tahun anggaran berjalan, antara lain dapat disebabkan oleh:

1. Kondisi ekonomi makro yang tidak sesuai dengan kondisi yang diperkirakan pada saat penyusunan APBN Perubahan dan/atau laporan realisasi pelaksanaan APBN Semester Pertama Tahun Anggaran 2025;
2. Dampak dari restrukturisasi utang dalam rangka pengelolaan portofolio utang;
3. Dampak dari percepatan penarikan pinjaman;
4. Dampak dari transaksi Lindung Nilai atas pembayaran bunga utang dan pengeluaran cicilan pokok utang; dan/atau

5. Dampak . . .

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5. Dampak dari perubahan komposisi instrumen pembiayaan utang.

Ayat (2)

Pelaksanaan transaksi Lindung Nilai dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat Tahun 2025.

Ayat (3)

Cukup jelas.

Ayat (4)

Kewajiban yang timbul dari transaksi Lindung Nilai bukan merupakan kerugian keuangan negara karena ditujukan untuk melindungi pembayaran bunga utang dan pengeluaran cicilan pokok utang dari risiko fluktuasi mata uang dan tingkat bunga. Selain itu, transaksi Lindung Nilai tidak ditujukan untuk spekulasi mendapatkan keuntungan.

Ayat (5)

Cukup jelas.

Pasal 40

Laporan paling sedikit memuat capaian sasaran program prioritas nasional yang mengaitkan indikator kementerian/lembaga, program, dan anggarannya.

Pasal 41

Ayat (1)

Yang dimaksud dengan "keadaan darurat" adalah memburuknya kondisi ekonomi makro dan keuangan yang menyebabkan fungsi dan peran APBN tidak dapat berjalan secara efektif dan efisien, antara lain:

a. proyeksi pertumbuhan ekonomi di bawah asumsi dan deviasi asumsi dasar ekonomi makro lainnya secara signifikan;

b. proyeksi penurunan pendapatan negara dan/atau meningkatnya belanja negara secara signifikan; dan/atau

c. kenaikan biaya utang, khususnya imbal hasil SBN secara signifikan.

Ayat (2)

Cukup jelas.

Ayat (3) . . .

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Ayat (2)

Yang dimaksud dengan "anggaran" adalah anggaran yang bersumber dari APBN atau anggaran yang bersumber dari APBN dan sumber lain yang sah sesuai dengan ketentuan peraturan perundang-undangan.

Yang dimaksud dengan "Dewan Perwakilan Rakyat" adalah komisi yang membidangi keuangan negara dan pembangunan nasional.

Pasal 45

Pengaturan ini dimaksudkan agar pemberian layanan dasar kepada masyarakat tidak terganggu dengan adanya pemindahan Ibukota Negara, sementara Otorita Ibu Kota Nusantara belum sepenuhnya dapat melaksanakan tugas dan fungsinya sebagai penyelenggara pemerintah daerah khusus Ibu Kota Nusantara khususnya dalam melakukan pengambilalihan tanggung jawab penyelenggaraan urusan pemerintahan daerah.

Yang dimaksud dengan "penyelenggaraan urusan pemerintahan daerah" adalah pemberian layanan dasar kepada penduduk Ibu Kota Nusantara antara lain pemberian layanan di bidang kependudukan, bidang pendidikan, bidang kesehatan dan/atau bidang lainnya di luar kewenangan khusus dari Otorita Ibu Kota Nusantara.

Sebagai konsekuensinya, pemungutan pajak daerah dan retribusi daerah sampai dengan akhir tahun 2025 masih menjadi kewenangan dari Pemerintah Daerah Provinsi Kalimantan Timur, Pemerintah Daerah Kabupaten Kutai Kartanegara, dan Pemerintah Daerah Kabupaten Penajam Paser Utara sesuai ketentuan peraturan perundang-undangan termasuk peraturan perundang-undangan di bidang hubungan keuangan pusat dan daerah dan pemerintahan daerah.

Pasal 46

Cukup jelas.

Pasal 47

Ayat (1)

Cukup jelas.

Ayat (2)

Pemerintah menyampaikan Peraturan Presiden mengenai Rincian APBN kepada Badan Anggaran Dewan Perwakilan Rakyat. Selain penyampaian Peraturan Presiden mengenai Rincian APBN, Pemerintah juga menyampaikan dokumen yang berisi kelompok penerima manfaat dari program dan kegiatan.

Selain . . .

SK No 236104 A

PRESIDEN
REPUBLIK INDONESIA
- 36 -

Selain itu juga disampaikan dokumen yang menjelaskan mengenai sasaran prioritas nasional dalam Rencana Kerja Pemerintah yang disertai dengan sasaran indikator (*baseline*) tahun 2020, capaian tahun 2023, target tahun 2025, program-program kementerian/lembaga, dan alokasi anggarannya. Dokumen tersebut disampaikan pada bulan Desember tahun 2024.

Ayat (3)
Pelaksanaan dilakukan secara bertahap.

Pasal 48
Ayat (1)
Cukup jelas.

Ayat (2)
Yang dimaksud dengan "dikelola secara khusus" adalah Dana Bersama Penanggulangan Bencana dapat dikelola oleh unit pengelola Dana Bersama Penanggulangan Bencana dan diperlakukan sebagai pendapatan/penerimaan unit pengelola Dana Bersama Penanggulangan Bencana.

Ayat (3)
Cukup jelas.

Ayat (4)
Cukup jelas.

Pasal 49
Huruf a
Penetapan tingkat kemiskinan sesuai dengan metodologi penghitungan Garis Kemiskinan Nasional yang dilakukan oleh Badan Pusat Statistik.

Huruf b
Cukup jelas.

Huruf c
Cukup jelas.

Huruf d
Cukup jelas.

Huruf e
Cukup jelas.

Huruf f
Cukup jelas.

Huruf g
Cukup jelas.

Pasal 50 . . .

SK No 236103 A

PRESIDEN
REPUBLIK INDONESIA
- 37 -

Pasal 50

Cukup jelas.

Pasal 51

Yang dimaksud dengan "persetujuan" adalah keputusan pemberian persetujuan yang diambil melalui forum rapat kerja.

Yang dimaksud dengan "pengalokasian" termasuk di dalamnya pembagian menurut fungsi, organisasi, dan program.

Pasal 52

Cukup jelas.

Pasal 53

Cukup jelas.

TAMBAHAN LEMBARAN NEGARA REPUBLIK INDONESIA NOMOR 6995

SK No 236220 A

PRESIDEN REPUBLIK INDONESIA LAMPIRAN I UNDANG-UNDANG REPUBLIK INDONESI,A NOMOR 62TAIIVN 2024 TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2025 RINCI,AN BELANJA PEMERINTAH PUSAT DALAM ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2025 1 2 3 4 5 6 7 8 9 10 1l L2 13 L4 15 16 t7 18 19 20 ool 015 018 019 o20 o22 023 o24 o25 026 o27 oo2 004 005 oo6 oo7 oro orl ot2 013 MAJELIS PERMUSYAWARATAN RAKYAT DEWAN PERWAKII,AN RAKYAT BADAN PEMERIKSA KEUANGAN MAHKAMAH AGUNG KE.JAKSAAN REPUBLIK INDONESIA KEMENTERIAN SEKRETARIAT NEGARA KEMENTERIAN DALAM NEGEzu KEMENTERIAN LUAR NEGERI KEMENTERIAN PERTAHANAN KEMENTERIAN HUKUM DAN HAK ASASI MANUSIA RI KEMENTERIAN KEUANGAN KEMENTERIAN PERTANIAN KEMENTERIAN PEzuNDUSTRIAN KEMENTERIAN ENERGI DAN SUMBER DAYA MINERAL KEMENTERIAN PERHUBUNGAN KEMENTERIAN PENDIDIKAN, KEBUDAYAAN, RISET DAN TEKNOLOGI KEMENTERIAN KESEHATAN KEMENTERIAN AGAMA KEMENTERIAN KETENAGAKER.IAAN KEMENTERIAN SOSIAL (Ribu Rupiah) 969.20r.354 6.690.346.O11 6.154.590.981 12.684.1t9.652 24.276.r45.850 2.472.9t6.534 4.792.328.514 9.896.s88.491 t66.263.726.744 21.203.053.318 53.195.389.273 29.373.984.36r 2.519.6L2.734 3.909.696.998 31.456.159.866 93.600.821.056 105.649.390.997 79.168.712.137 4.809.835.O52 79.588.OO5.512 21 ... SK No236219A

PRESIDEN REPUBLIK INDONESIA -2- 2L 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 o29 o32 033 034 035 036 040 041 044 o47 048 050 05t 052 054 o55 o56 057 059 KEMENTERIAN LINGKUNGAN HIDUP DAN KEHUTANAN KEMENTEzuAN KELAUTAN DAN PERIKANAN KEMENTERIAN PEKERJAAN UMUM DAN PERUMAHAN RAKYAT KEMENTERIAN KOORDINATOR BIDANG POLITIK. HUKUM DAN KEAMANAN KEMENTERIAN KOORDINATOR BIDANG PEREKONOM1AN KEMENTERI.AN KOORDINATOR BIDANG PEMBANGUNAN MANUSIA DAN KEBUDAYAAN KEMENTERTAN PARIWISATA DAN EKONOMI KREATIF/BADAN PARIWISATA DAN EKONOMI KREATIF KEMENTERIAN BADAN USAHA MILIK NEGARA KEMENTERIAN KOPERASI DAN USAHA KECIL DAN MENENGAH KEMENTERIAN PEMBERDAYAAN PEREMPUAN DAN PERLINDUNGAN ANAK KEMENTERI.AN PENDAYAGUNAAN APARATUR NEGARA DAN REFORMASI BIROKRASI BADAN INTELIJEN NEGARA BADAN SIBER DAN SANDI NEGARA DEWAN KETAHANAN NASIONAL BADAN PUSAT STATISTIK KEMENTERIAN PERENCANAAN PEMBANGUNAN NASIONAL/BAPPENAS KEMENTERIAN AGRARIA DAN TATA RUANG/BPN PERPUSTAKAAN NASIONAL REPUBLIK INDONESIA KEMENTERIAN KOMUNIKASI DAN INFORMATIKA 6.238.29t.442 6.220.563.824 1L6.227.O45.3L3 277.3tO.8t5 459.766.254 250.968.558 t.768.347.95r 277.494.437 937.t66.229 300.654.181 392.9AO.L27 7.O49.648.241 t.32r.636.82r 54.665.836 5.705.472.675 r.970.952.577 6.454.781.O52 721.684.480 7.72A.907.593 SK No236100A 40

PRESIDEN REPUBLIK INDONESIA -3- 40 4L 42 43 44 45 46 48 47 49 50 5l 52 53 54 55 56 57 58 59 60 61 62 63 64 o60 063 0,64 065 066 o67 068 075 074 076 077 078 088 o89 090 092 093 095 100 103 o83 084 085 086 o87 KEPOLISIAN NEGARA REPUBLIK INDONESIA BADAN PENGAWAS OBAT DAN MAKANAN LEMBAGA KEIAHANAN NASIONAL BADAN KOORDINASI PENANAMAN MODAL BADAN NARKOTIKA NASIONAL KEMENTERIAN DESA, PEMBANGUNAN DAERAH TERTINGGAL DAN TRANSMIGRASI BADAN KEPENDUDUKAN DAN KELUARGA BERENCANA NASIONAL KOMISI NASIONAL HAK ASASI MANUSlA BADAN METEOROI.OGI, KLIMATOLOGI DAN GEOFISIKA KOMISI PEMILIHAN UMUM MAHKAMAH KONSTITUSI RI PUSAT PELAPORAN DAN ANALISIS TRANSAKSI KEUANGAN BADAN INFORMASI GEOSPASIAL BADAN STANDARDISASI NASIONAL BADAN PENGAWAS TENAGA NUKLIR LEMBAGA ADMINISTRASI NEGARA ARSIP NASIONAL REPUBLIK INDONESIA BADAN KEPEGAWAIAN NEGARA BADAN PENGAWASAN KEUANGAN DAN PEMBANGUNAN KEMENTERIAN PERDAGANGAN KEMENTERIAN PEMUDA DAN OL,AH RAGA KOMISI PEMBERANTASAN KORUPSI DEWAN PERWAKII,AN DAERAH KOMISI YUDISIAL RI BADAN NASIONAL PENANGGULANGAN BENCANA 126.620.300.810 2.560.935.743 ra7.o75.a4a 681.880.285 2.455.081.387 2.314.806.849 4.400.176.544 t60.523.737 2.826.897.302 3.062.3tt.327 6t1.477.O78 354.560.O77 352.289.126 223.867.r2r 156.725.426 328.488.668 293.795.636 79A342.99L 2.473.743.926 1.853.277.5t6 2.330.383.940 L.237.441.326 1.303.654.261 184.526.343 7.427.574.663 SK No236099A 65

PRESIDEN REPUBLIK INDONESIA -4- 65 66 7L 67 68 69 70 72 73 74 75 76 77 7A 79 80 81 a2 83 a4 104 Lt2 106 t07 108 113 114 115 110 111 116 tt7 118 ll9 120 122 123 124 125 126 BADAN PELINDUNGAN PEKERJA MIGRAN INDONESIA (BP2MD LEMBAGA KEBIJAKAN PENGADAAN BARANG/ JASA PEMERINTAH BADAN SAR NASIONAL KOMISI PENGAWAS PERSAINGAN USAHA OMBUDSMAN REPUBLIK INDONESIA BADAN NASIONAL PENGELOI,A PERBATASAN BADAN PENGUSAHAAN KAWASAN PERDAGANGAN BEBAS DAN PELABUHAN BEBAS BATAM BADAN NASIONAL PENANGGULC,NGAN TERORISME SEKRETARIAT KABINET BADAN PENGAWAS PEMILIHAN UMUM LEMBAGA PET{YIARAN PUBLIK RADIO REPUBLIK INDONESIA LEMBAGA PEI{YIARAN PUBLIK TELEVISI REPUBLIK INDONESIA BADAN PENGUSAHAAN KAWASAN PERDAGANGAN BEBAS DAN PELABUHAN BEBAS SABANG BADAN KEAMANAN I,AUT KEMENTERIAN KOORDINATOR BIDANG KEMARITIMAN DAN II{VESTASI BADAN PEMBINAAN IDEOLOGI PANCASILA LEMBAGA PERLINDUNGAN SAKSI DAN KORBAN BADAN RISET DAN INOVASI NASIONAL BADAN PANGAN NASIONAL OTOzuTA IBU KOTA NUSANTARA 494.6t4.5t6 t66.711.994 1.497.574.4t2 105.373.198 255.591.019 267.135.531 t.992.72A.L99 626.396.579 428.946.313 2.416.945.L24 1.O70.311.831 1.524.203.659 53.494.482 l.O84.718.325 274.OA9.O25 374.424347 229.9t9.355 5.842.259.586 329.957.285 6.395.534.826 85... SK No236098A

PRESIDEN REPUBLIK INDONESIA -5- 85 86 87 t27 xxx 999 BADAN KARANTINA INDONESIA BADAN GIZI NASIONAL BAGIAN ANGGARAN BENDAHARA UMUM NEGARA 1.420.516.135 71.O00.000.000 1.541.356.628.917 SK No236097A RINCIAN. . .

PRESIDEN REPUBLIK INDONESIA -6- RINCIAN PEMBIAYAAN ANGGARAN DALAM ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2A25 3 1 1.1 1.2 L.2 1.2 1,2 1 1 1 1 2 1.2.2 L .2.2.t L.2.2. 1.1 L.2.2.L.2 1.2.2.t.2. L.2.2.1.2. L .2.2.1 .2.1 .2 | .2.2.L .2.2 t.2.2.2 2.2 2.3 2,4 2,4.1 2.4.2 1 1.1 1 2 2 ALOI(ASI PEMBIAYAAN ANGGARAN Pembiayaan Utang Surat Berharga Negara (Neto) Pinjaman (Neto) Pinjaman Dalam Negeri (Neto) Penarikan Pinjaman Dalam Negeri (Bruto) Pembayaran Cicilan Pokok Pinjaman Dalam Negeri Pinjaman Luar Negeri (Neto) Penarikan Pinjaman Luar Negeri (Bruto) Pinjaman T\rnai Pinjaman Kegiatan Pinjaman Kegiatan Pemerintah Pusat Pinjaman Kegiatan Kementerian Negara/Lembaga Pinjaman Kegiatan Diterushibahkan Pinjaman Kegiatan kepada Badan Usaha Milik Negara/ Pemerintah Daerah Pembayaran Cicilan Pokok Pinjaman Luar Negeri Pembiayaan Investasl Investasi Kepada Badan Usaha Milik Negara dan Badan Layanan Umum Investasi Kepada Organisasi I LKI I Badan Usaha Internasional Investasi Pemerintah oleh BUN (Non Permanen) Pembiayaan Investasi Lainnya Pembiayaan Pendidikan Cadangan Pembiayaan Investasi (Ribu Rupiah) 516.186.050,249 775,867.469.0/94 642.562.A27.445 133.305.44 L .649 5.L74.799.019 1t.775.685.499 (6.600.886.480) L28. 130.642.630 2t6.498.528.421 80.000.000.o00 136.498.528.421 127.1 16.455.958 1,25.52L.467 .122 1.594.988.836 9.382.A72.463 (88.367.88s .7eLl ( 154.501.3OO.OOOI (se.s06.7o0.00o) (1.78O.700.000) (18.775.000.000) (74.438.e00.000) (ss.000.000.o00) (19.438.900.0O0) SK No 2362A7 A

PRESIDEN REPUBLIK INDONESIA -7—1 3 3 3.1.1 3.1.2 4 4 1 Pinjaman kepada Badan Usaha Milik Negara/ Pemerintah Daerah (Neto) Pinjaman kepada Badan Usaha Milik Negara/ Pemerintah Daerah (Bruto) Penerimaan Cicilan Pengembalian Pinjaman dari Badan Usaha Milik Negara/ Pemerintah Daerah Hasil Pengelolaan Aset (5.442.108.85U (s.442.108.8s1) (9.382.O72.4631 3.939.963.612 262.O00.000 a n a PRESIDEN REPUBLIK INDONESIA, JOKO WIDODO ttd Salinan sesuai dengan aslinya KEMENTERIAN SEKRETARIAT NEGARA INDONESIA Perundang-undangan dan Hukum, SK No236218A Djaman

PRESIDEN REPUBLIK INDONESIA LAMPIRAN II UNDANG-UNDANG REPUBLIK INDONESIA NOMOR 62 TAHUN 2024 TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2C/25 POSTUR APBN TAHUN ANGGARAN 2025 PRESIDEN REPUBLIK INDONESIA, ttd. JOKO WIDODO Salinan sesuai dengan aslinya KEMENTERIAN SEKRETARIAT NEGARA BLIK INDONESIA rundang-undangan dan trasi Hukum, A B c. D. E. PENDAPATAN NEGARA I. PENERIMAAN DALAM NEGERI 1. PtrNERIMAAN PERPAJAKAN 2, PBNEzuMAAN NEGARA BUI(AN PAJAK II. PENERIMAAN HIBAH BTLANJA NEGARA I. BELANJA PEMBRINTAH PUSAT II. TRANSFER KE DAERAH I(ESEIMBANGAI{ PRIMER SURPLUS/ (DEHSTTI ANGGARATTI (A—Bl % Defi.sit Anggaran terhadap PDB PEMB IAYAAIT AIVGGARAIT I. PEMBIAYAAN UTANG II. PEMBIAYAAN INVESTASI III. PEMBERIAN PINJAMAN IV. PEMBIAYAAN LAINNYA (Ribu Rupiah) 3.OO5.127.68,3.267 3.004.546.623.257 2.490.91 1.571.145 513.635 .O52.112 581.060.000 3.621.313.743,500 2.70L.44r.628.9t7 919.872. 1 14.583 [63.331.768..7741 (616.196.060.2431 (2,53) 616.196.060.243 775.867.469.O94 (154.s01.3OO.OO0) (s.442. 108.8s 1) 262.AOO.OOO SK No 236212 A anna Djaman a